Forum Funds
Winslow Green Growth Fund
Winslow Green Solutions Fund

One Portland Square
Portland, ME 04112
(888) 314-9049

[March 7, 2008]

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Winslow Green Growth Fund and Winslow Green Solutions Fund (each a “Target Fund” and collectively, the “Target Funds”), series of Forum Funds (the “Trust”), has been scheduled for [March 28, 2008] (the “Special Meeting”) to vote on a proposal (the “Reorganization”) to reorganize the Target Funds into the Winslow Green Growth Fund and Winslow Green Solutions Fund (each an “Acquiring Fund” and collectively, the “Acquiring Funds”), newly-created series of Professionally Managed Portfolios (“PMP”) that are designed to be identical from an investment perspective to the Target Funds. Winslow Management Company, LLC (the “Adviser”) is the investment adviser for both the Target Funds and the Acquiring Funds.

The investment objectives, policies and strategies of the Acquiring Funds and Target Funds are identical.  For the reasons discussed below and in the attached Proxy Statement/Prospectus, based on the Adviser’s recommendation, the Board of Trustees of the Trust (the “Board”) has determined that it is in the best interests of the Target Funds and its shareholders that the Target Funds operate under the PMP umbrella.  As a result, the Board has approved the Reorganization and has recommended the Reorganization to shareholders.  The Board recommends that shareholders vote “FOR” the Reorganization.

If the Reorganization is approved by shareholders, each shareholder of the Target Funds will receive a number of full and fractional shares of the corresponding Acquiring Fund and share class equal in dollar value to the class of Target Fund shares that the shareholder owned at the time of the Reorganization.  In other words, your shares in each class of the Target Funds would in effect be converted into the same class of shares of the Acquiring Funds.  The Acquiring Funds are newly-organized funds that will commence operations upon consummation of the Reorganization.  The Target Funds would then be dissolved.  The Reorganization is not expected to have any federal or state tax consequences for the Target Funds or their shareholders. The attached Proxy Statement/Prospectus is designed to give you more information about the proposal.

If shareholders of either Target Fund do not approve the Reorganization with respect to their Fund, then the Reorganization will not be implemented for either Target Fund.  As a result, even though the reorganization proposal is to be considered separately by shareholders of each Target Fund, neither Target Fund will proceed with the Reorganization unless both Funds proceed with the Reorganization.

If you have any questions regarding the proposal to be voted on, please do not hesitate to call [(888) 314-9049].  If you are a shareholder of record of either Target Fund as of the close of business on [February 15, 2008], the Record Date for the Special Meeting, you are entitled to vote at the Special Meeting and at any adjournment thereof.  While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.

Whether or not you are planning to attend the Special Meeting, we need your vote.  Please mark, sign and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.  In the alternative, please call the toll-free number on your proxy card to vote by telephone.  You should use the enclosed instructions to vote by telephone.  You can also vote on the Internet at the website address listed on your proxy ballot.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.  A prior proxy vote can also be revoked by voting the proxy again through the toll-free number or the Internet address listed in the enclosed voting instructions.

1

Thank you for taking the time to consider this important proposal and for your continuing investment in the Target Funds.

Sincerely,

Winslow Management Company, LLC

By:	/s/
Jackson W. Robinson
President

2

Forum Funds
Winslow Green Growth Fund
Winslow Green Solutions Fund

One Portland Square
Portland, ME 04112
 (888) 314-9049

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD [MARCH 28, 2008].

Forum Funds, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Winslow Green Growth Fund and Winslow Green Solutions Fund, series of the Trust (the “Target Funds”), on [March 28, 2008 at 9:00 a.m. Eastern time] at the offices of [Citigroup Fund Services, LLC, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110].  At the Special Meeting, you and the other shareholders of the Target Funds will be asked to consider and vote separately upon:

1.
An Agreement and Plan of Reorganization providing for the sale of all of the assets of the Target Funds to, and the assumption of all of the liabilities of the Target Funds by, the Winslow Green Growth Fund and Winslow Green Solutions Fund (the “Acquiring Funds”), each a newly-created series of Professionally Managed Portfolios, in exchange for the Acquiring Fund’s shares, which would be distributed pro rata by the Target Fund to the holders of its shares in complete liquidation of the Target Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

Only shareholders of record at the close of business on February 15, 2008, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.
Please return your Proxy Card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your Proxy Card

Based on the Adviser’s recommendation, the Board of Trustees of the Trust recommends that you vote in favor of the Proposal.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy.  If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”.  Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions.  You may also vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope.  Your prompt voting by proxy will help assure a quorum at the Special Meeting.  Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.  A prior proxy can also be revoked by voting your proxy again through the toll-free number or Internet website address listed in the enclosed voting instructions.

By Order of the Board of Trustees of Forum Funds

/s/ Velvet R. Regan
Velvet R. Regan
Secretary

3

Forum Funds
Winslow Green Growth Fund
Winslow Green Solutions Fund

One Portland Square
Portland, ME 04112

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: [March 7, 2008]

Question:  What is this document and why did you send it to me?

Answer:  At a meeting of the Board of Trustees (the “Board”) of Forum Funds (the “Trust”) held on [January 9, 2008], the Board approved, after the recommendation of Winslow Management Company, LLC (the “Adviser”), a plan to reorganize (the “Reorganization”) the Winslow Green Growth Fund and Winslow Green Solutions Fund (the “Target Funds”), each a series of the Trust, into the respective Winslow Green Growth Fund and Winslow Green Solutions Fund (the “Acquiring Funds”), each a newly-created series of Professionally Managed Portfolios (“PMP”).  In approving the Reorganization, the Board determined that participation in the Reorganization is in the best interests of the shareholders of the Target Funds, and concluded that the interests of the shareholders of the Target Funds will not be diluted as a result of the Reorganization.  For more information regarding the factors considered by the Board in coming to these conclusions, please review “Reasons for the Reorganization” in Section I.E.3 of this Proxy Statement/Prospectus.

Shareholder approval is needed to proceed with the Reorganization and a special shareholder meeting will be held on [March 28, 2008] (the “Special Meeting”) to consider the proposal.  If shareholders of either Target Fund do not approve the Reorganization with respect to their Fund, then the Reorganization will not be implemented for either Target Fund.  As a result, even though the Reorganization proposal is to be considered separately by shareholders of each Target Fund, neither Target Fund will proceed with the Reorganization unless both Funds proceed with the Reorganization.

We are sending this document to you for your use in deciding whether to approve the Reorganization at the Special Meeting.  This document includes a Notice of Special Meeting of Shareholders, a combined Proxy Statement/Prospectus, and a form of Proxy.

Question:  What is the purpose of this Reorganization?

Answer:  Each Target Fund currently operates as a separate series of the Trust.  As series of the Trust, the Target Funds make use of a number of service providers who provide an array of services to all series of the Trust.  These services include custody, administration, accounting, transfer agency, distribution and compliance services (“Third Party Service Arrangements”).  The Adviser to the Target Funds has determined that the Target Funds can benefit from the services currently provided to series of PMP and has, therefore, recommended that the Target Funds be reconstituted as series of PMP.  These services would be provided to the Target Funds at a lower cost under the PMP umbrella than under the Trust’s umbrella.  Currently, Third Party Service Arrangements are provided to the Trust by Citibank, N.A. (custody), Citigroup Fund Services, LLC (administration, fund, accounting and transfer agency), Foreside Fund Services, LLC (distribution) and Foreside Compliance Services, LLC (compliance).  Third Party Service Arrangements are provided to PMP by U.S. Bancorp Fund Services, LLC (“USBFS”), U.S. Bank National Association, and Quasar Distributors, LLC (both affiliates of USBFS).  The Board has approved the Adviser’s recommendation.

In order to reconstitute the Funds under the PMP umbrella, identical funds, referred to as the “Acquiring Funds”, have been created as series of PMP.  If shareholders approve the Reorganization, then all of the assets of the Target Funds will be acquired by the Acquiring Funds and your shares of the Target Funds will be converted into shares of the same class of the Acquiring Funds.  The investment objectives, policies and strategies of the Target Funds and Acquiring Funds are identical.  Third Party Service Arrangements would then be provided to the Acquiring Funds by USBFS and its affiliates.  The investment adviser will not change.  Therefore, the Reorganization will not change the way your investment assets are managed.  The Board of Trustees of PMP is different from the Board of Trustees of the Trust.

4

Question:  How will the Reorganization work?

Answer:  Pursuant to an Agreement and Plan of Reorganization (the “Plan”) (attached as Appendix A), each Target Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in return for corresponding shares of the Acquiring Fund.  Each Target Fund will then distribute the shares it receives from each Acquiring Fund to its shareholders.  Shareholders of each Target Fund will become shareholders of each Acquiring Fund, and each shareholder will hold the same number of shares in the same class with the same net asset value as he or she held prior to the Reorganization.  If the Plan is carried out as proposed, we do not expect the transaction will have any federal or state tax consequences to the Target Funds or their shareholders.  Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposal.  The chart below indicates which Fund and share class you will receive in the Reorganization, depending on which Target Fund and share class you currently own:

Forum Fund (Target Fund)	PMP Fund (Acquiring Fund)
Winslow Green Growth Fund – Investor Class	Winslow Green Growth Fund – Investor Class
Winslow Green Growth Fund – Institutional Class	Winslow Green Growth Fund – Institutional Class
Winslow Green Solutions Fund – Investor Class	Winslow Green Solutions Fund – Investor Class

Question:  How will this affect my investment?

Answer:  Your investment will not be affected by the Reorganization.  Following the Reorganization, you will be a shareholder of the applicable Acquiring Fund, each of which has an identical investment objective and investment strategies, as well as the same investment adviser as the corresponding Target Fund.  Each Acquiring Fund will be managed in the same way as its corresponding Target Fund.  The primary differences will be the service providers that provide Third Party Service Arrangements (i.e., custody, administrative, distribution and other general support services) to the Target Funds, and the fact that the Acquiring Funds will be under the PMP umbrella instead of the Trust’s umbrella, and will have a different Board of Trustees.  You will receive shares of the applicable Acquiring Fund class equal in value as of the Reorganization closing date to shares of the Target Fund class you currently hold.  The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Funds will not be diluted.  The Reorganization is expected to be tax-free to each Target Fund and its shareholders.

Question:  How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Funds?

Answer:  The fees and expenses you pay as a shareholder in the Winslow Green Growth Fund are expected to be reduced as a result of the Reorganization.  This reduction is expected to occur because the cost of Third Party Service Arrangements for the PMP funds, which is provided by USBFS and its affiliates, is lower than the fees charged by the service agents engaged by the Trust to perform similar services.

The fees and expenses of the Winslow Green Solutions Fund are expected to initially remain the same as a result of the Reorganization.  While the same cost savings relating to Third Party Service Arrangements will be experienced by the Winslow Green Solutions Fund, because the Fund’s fees and expenses are currently above the expense cap, the reduction in the cost of Third Party Service Arrangements will not initially reduce the fees and expenses you pay on the Fund.  However, as the Fund grows, if its total expenses were to fall below the current expense cap, or if the expense cap were to be removed, then the reduction in the cost of Third Party Service Arrangements would reduce the total expenses you pay on the Fund.

Question:  What will happen if the Reorganization is not approved?

Answer:  If shareholders of either Target Fund fails to approve the Reorganization, neither of the Target Funds will be reorganized into the Acquiring Funds, and the Adviser and the Board will consider other alternatives for the Target Funds.

5

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses.  We encourage all shareholders to participate.

Question:  I am a small investor.  Why should I bother to vote?

Answer:  Your vote makes a difference.  If other shareholders like you fail to vote, the Target Funds may not receive enough votes to go forward with the Special Meeting.  If this happens, the Reorganization would be delayed, and we may need to solicit votes again.

Question:  How does the Board of Trustees suggest that I vote?

Answer:  After careful consideration and upon recommendation of the Adviser, the Board recommends that you vote “FOR” the Reorganization.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:  USBFS, fund administrator, transfer agent, and fund accountant to the Acquiring Funds, will pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and the Proxy Statement/Prospectus.

Question:  How do I cast my vote?

Answer:  You may vote on the Internet at the website provided on your Proxy Card or you may vote by telephone using the toll free number found on your Proxy Card.  You may also use the enclosed postage-paid envelope to mail your proxy card.. Please follow the enclosed instructions to use these methods of voting.

Question:  Who do I call if I have questions?

Answer:  We will be happy to answer your questions about the proxy solicitation.  Please call [shareholder services at (888) 314-9049].

6

COMBINED PROXY STATEMENT AND PROSPECTUS

[March 7, 2008]

FOR THE REORGANIZATION OF

Winslow Green Growth Fund and
Winslow Green Solutions Fund,
each a series of Forum Funds
One Portland Square
Portland, ME 04112
1-888-314-9049

INTO

Winslow Green Growth Fund and
Winslow Green Solutions Fund,
each a series of Professionally Managed Portfolios
615 East Michigan Street
Milwaukee, WI 53202

_________________________________________

This Proxy Statement/Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Forum Funds (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Winslow Green Growth Fund and Winslow Green Solutions Fund, each a series of the Trust (individually the “Target Fund” or, collectively, the “Target Funds”) managed by Winslow Management Company, LLC (the “Adviser”), to be held at the offices of [Citigroup Fund Services, LLC, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110] on [March 28, 2008 at 9:00 a.m. Eastern time].  At the Special Meeting, shareholders of the Target Funds will be asked:

1.
To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Target Funds to, and the assumption of all of the liabilities of the Target Funds by, the Winslow Green Growth Fund and Winslow Green Solutions Fund (the “Acquiring Funds”), each a newly-created series of Professionally Managed Portfolios (“PMP”), in exchange for the Acquiring Fund’s shares, which would be distributed pro rata by the Target Fund to the holders of its shares in complete liquidation of the Target Fund (the “Reorganization”); and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions..

Each Target Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust.  Each Acquiring Fund is a newly-created series of PMP, an open-end management investment company registered with the SEC and organized as a Massachusetts business trust.

7

The following Target Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (that means that these documents are considered legally to be part of this Proxy Statement):

●	Prospectus and Statement of Additional Information of the Winslow Green Growth Fund, dated May 1, 2007, and Winslow Green Solutions Fund, dated November 1, 2007;

●	Semi-Annual Report to Shareholders of the Winslow Green Growth Fund, dated June 30, 2007 and Annual Report to Shareholders of the Winslow Green Growth Fund, dated [December 31, 2006].

Each Target Fund’s Prospectus and the Annual Report to Shareholders of the Winslow Green Growth Fund for the fiscal year ended [December 31, 2006], containing audited financial statements, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to the Trust or by calling (888) 314-9049.  Because the Winslow Green Solutions Fund first commenced operations on November 1, 2007, no report to shareholders is available for this Target Fund at this time.

The following Acquiring Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus (that means that these documents are considered legally to be part of this Proxy Statement):

●	Statement of Additional Information of the Acquiring Funds, dated [March 7, 2008].

Because the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement, no annual report is available for the Acquiring Funds at this time.

This combined Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal.  You should read it and keep it for future reference.

The Target Funds expect that this combined Proxy Statement/Prospectus will be mailed to shareholders on or about March 7, 2008.

Date: March 7, 2008

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this combined proxy statement and prospectus. Any representation to the contrary is a criminal offense.

 The shares offered by this combined Proxy Statement/Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Funds involves investment risk, including the possible loss of principal.

8

TABLE OF CONTENTS

I.	PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION			10
	A.	OVERVIEW		10
	B.	COMPARISON FEE TABLE AND EXAMPLES		11
	C.	PERFORMANCE		12
	D.	SUMMARY OF FUND INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS		13
	E.	KEY INFORMATION ABOUT THE PROPOSAL		19
		1.	SUMMARY OF THE PROPOSED REORGANIZATION	19
		2.	DESCRIPTION OF EACH ACQUIRING FUND’S SHARES	20
		3.	REASONS FOR THE REORGANIZATION	20
		4.	FEDERAL INCOME TAX CONSEQUENCES	21
		5.	COMPARISON OF SHAREHOLDER RIGHTS	22
		6.	CAPITALIZATION	23
	F.	ADDITIONAL COMPARISONS OF THE TARGET FUNDS AND ACQUIRING FUNDS		23
		1.	INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS	23
		2.	DISTRIBUTION	31
		3.	PURCHASE AND REDEMPTION PROCEDURES	31
		4.	SERVICE PROVIDERS	32
		5.	BUSINESS STRUCTURE	33
II.	VOTING INFORMATION			33
	A.	METHOD AND COST OF SOLICITATION		35
	B.	RIGHT OF REVOCATION		35
	C.	VOTING SECURITIES AND PRINCIPAL HOLDERS		35
	D.	INTEREST OF CERTAIN PERSONS IN THE TRANSACTION		36
III.	FURTHER INFORMATION ABOUT THE TARGET FUNDS AND THE ACQUIRING FUNDS			36
IV.	MISCELLANEOUS ISSUES			37
	A.	OTHER BUSINESS		37
	B.	NEXT MEETING OF SHAREHOLDERS		37
	C.	LEGAL MATTERS		37
	D.	EXPERTS		37
APPENDIX A AGREEMENT AND PLAN OF REORGANIZATION				38
APPENDIX B ADDITIONAL SHAREHOLDER ACCOUNT INFORMATION FOR THE ACQUIRING FUNDS				39
APPENDIX C COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS				47

9

I.	PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

A.	OVERVIEW

Based on the Adviser’s recommendation, the Board of Trustees of the Trust (the “Board”) called the Special Meeting to ask shareholders to consider and vote on the proposed Reorganization of the Target Funds into the Acquiring Funds.  The Adviser and the Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believe that the Reorganization is in the best interests of each Target Fund and its shareholders, and approved the Reorganization at a Board meeting held on [January 9, 2008], subject to the approval of each Target Fund’s shareholders.

Each Target Fund currently operates as a separate series of the Trust.  As series of the Trust, the Target Funds make use of a number of service providers who provide an array of services to all series of the Trust.  These services include custody, administration, accounting, transfer agency, distribution and compliance services (“Third Party Service Arrangements”).  The Adviser to the Target Funds has determined that the Target Funds can benefit from the services currently provided to series of PMP and has, therefore, recommended that the Target Funds be reconstituted as series of PMP.  These services would be provided to the Target Funds at a lower cost under the PMP umbrella than under the Trust’s umbrella.  Currently, Third Party Service Arrangements are provided to the Trust by Citibank, N.A. (custody), Citigroup Fund Services, LLC (administration, fund, accounting and transfer agency), Foreside Fund Services, LLC (distribution) and Foreside Compliance Services, LLC (compliance).  Third Party Service Arrangements are provided to PMP by U.S. Bancorp Fund Services, LLC (“USBFS”), U.S. Bank National Association, and Quasar Distributors, LLC—both affiliates of USBFS.  The Board has approved the Adviser’s recommendation.

In order to reconstitute the Funds under the PMP umbrella, identical funds, referred to as the “Acquiring Funds”, have been created as series of PMP.  If shareholders approve the Reorganization, then all of the assets of the Target Funds will be acquired by the Acquiring Funds and your shares of the Target Funds will be converted into shares of the same class of the Acquiring Funds.  The investment objectives, policies and strategies of the Target Funds and Acquiring Funds are identical.  Third Party Service Arrangements would then be provided to the Acquiring Funds by USBFS and its affiliates.  The investment adviser will not change.  Therefore, the Reorganization will not change the way your investment assets are managed.  The Board of Trustees of PMP is different from the Board of Trustees of the Trust.

The Board, including a majority of the Trustees who are not interested persons of the Target Funds, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Target Funds will not be diluted as a result of the proposed Reorganization.  In approving the Reorganization, the Board considered, among other things, that: (1) the Reorganization was recommended by the Adviser, (2) the investment objectives, policies and strategies of the Target Funds are identical to those of the Acquiring Funds; (3) the Acquiring Funds will continue to be managed by the Adviser; (4) as a series of PMP, the Target Funds are expected to benefit from the administrative, accounting, distribution, custody, compliance and transfer agency services that are provided to series of PMP by U.S. Bancorp Fund Services, LLC (“USBFS”) and its affiliates at a lower cost; (5) the fees and expenses of the Acquiring Funds are expected to be equal to, or lower than, those of the Target Funds; (6) the Target Funds will not bear the cost of the Reorganization; and (7) counsel to the Acquiring Funds will provide the Target Funds with an opinion to the effect that the Reorganization will not have any federal or state tax consequences for the Target Funds or their shareholders.

Based on the Adviser’s recommendation, the Board recommends that the shareholders of the Target Funds vote “FOR” the Agreement and Plan of Reorganization (the “Plan”) and the resulting Reorganization.

10

B.	COMPARISON FEE TABLE AND EXAMPLES

The following Summary of Target Fund Expenses shows the fees for each Target Fund based on the Target Fund’s current fees for the fiscal [year ended December 31, 2007].  As each Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Summary of Fund Expenses shown for the Acquiring Funds is based on estimated amounts for the current fiscal year ending [December 31, 2008].

	Winslow Green Growth Fund				Winslow Green Solutions Fund
Fees and Expenses	Target Fund		Acquiring Fund (Pro forma)		Target Fund	Acquiring Fund (Pro forma)
Share Class	Investor	Institutional	Investor	Institutional	Investor	Investor
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed On Reinvested Dividends	None	None	None	None	None	None
Redemption Fee(1)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Exchange Fee(1)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (2)
Management Fee	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	None	None
Shareholder Servicing Plan	0.25%	None	0.25%	None	0.25%	0.25%
Other Expenses(3)	0.32%	0.32%	0.16%	0.16%	4.56%	1.53%
Total Annual Fund Operating Expenses	1.47%	1.22%	1.31%	1.06%	5.71%	2.68%
Fee Waiver and Expense Reimbursement	0.02%	0.02%	—	—	4.26%	1.23%
Net Annual Fund Operating Expenses(4)	1.45%	1.20%	1.31%	1.06%	1.45%	1.45%
____________________________
(1)	If shares are redeemed or exchanged within 90 days of purchase, a 2.00% redemption fee will be charged.
(2)	Based on actual assets and expenses for the Target Funds’ fiscal year ended December 31, 2007.
(3)
Other expenses also include expenses incurred by the Funds as a result of their investment in any money market fund or other investment company.  These expenses associated with the Funds’ investment in other investment companies are referred to as “Acquired Fund Fees and Expenses”.  For the fiscal year ended December 31, 2007, each Target Fund incurred Acquired Fund Fees and Expenses totaling less than 0.01% of that Fund’s average daily net assets.  It is expected that each Acquired Fund will similarly incur Acquired Fund Fees and Expenses totaling less than 0.01% of its average daily net assets in the current fiscal year.

(4)
The Adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses through April 30, 2008 to limit Total Annual Operating Expenses for the Target Funds to 1.45% for Investor Shares and 1.20% for Institutional Shares, for each class’ average daily net assets (excluding Acquired Fund Fees and Expenses, taxes, interest, portfolio transaction expenses and extraordinary expenses).  These contractual fee waivers and expense reimbursement may be changed or eliminated with the consent of the Board of Trustees at any time.  The Adviser has agreed to extend these same expense waivers and reimbursement obligations with respect to the Acquiring Funds through April 30, 2009.

11

Examples

The examples set forth below are intended to help you compare the cost of investing in each Target Fund with the cost of investing in the corresponding Acquiring Fund on a pro forma basis. The examples assume that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that net operating expenses are those shown in the table above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Winslow Green Growth Fund (Investor Class)
Target Fund	$148	$463	$801	$1,756
Acquiring Fund (Pro forma)	$133	$415	—	—
Winslow Green Growth Fund (Institutional Class)
Target Fund	$122	$385	$668	$1,476
Acquiring Fund (Pro forma)	$108	$337	—	—
Winslow Green Solutions Fund (Investor Class)
Target Fund	$148	$1,322	—	—
Acquiring Fund (Pro forma)	$148	$ 716	—	—

C.	PERFORMANCE

Winslow Green Growth Fund.  The following performance information indicates some of the risks of investing in the Target Fund - Winslow Green Growth Fund.  The information below illustrates how the Fund’s Investor Class has varied from year to year and the risks of investing in the Fund by showing its highest and lowest quarterly returns.  The table below illustrates the Fund’s average annual returns over time compared with a broad-based securities index.  The performance shown below is that of the Fund’s Investor Class.  Please note that the Institutional Class shares have a lower level of expenses than the Investor Class shares.  If the returns for the Institutional Class shares were shown, the returns would be higher.  Fund shares issued and outstanding as of April 30, 2006 were reclassified as Investor Shares on May 1, 2006.

Prior to April 1, 2001, the Adviser managed a common trust fund with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The Fund’s performance for periods before April 1, 2001 is that of the common trust fund and reflects the expenses of the common trust fund, which were approximately half of the Fund’s current net expenses.  The performance prior to this date is based on calculations that are different than the standardized method of calculations presented by the SEC.  If the common trust fund’s performance had been readjusted to reflect the expenses of the Fund for its first fiscal year, the performance would have been lower.  The common trust fund was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  The overall strength of the small-cap growth equity market, the overweighting of the Fund’s portfolio in the medical products and biotechnology sectors, and the strong performance of certain stocks contained in the Fund’s portfolio contributed to the Fund’s exceptional performance during [1999] and 2003.  The Fund may not perform at the same level in the future.

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[During the periods shown in the chart, the highest quarterly return for Investor Shares was 62.20% (for the quarter ended December 31, 1999) and the lowest quarterly return was –33.31% (for the quarter ended September 30, 2001).]

Average Annual Total Returns – Period Ended December 31, [2007]
Winslow Green Growth Fund –Investor Shares*	1 Year	5 Years	10 Years
Return before taxes
Return after taxes on distributions(1)
Return after taxes on distributions and sale of Fund shares(1)
Institutional Shares
Return before taxes
Russell 2000 Growth Index(2)	7.05%	16.50%	4.32%
__________
(1)      After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)      The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Both indices are unmanaged and reflect the reinvestment of dividends. Unlike the performance figures of the Fund, the performance of the indices does not reflect the effect of expenses.  An investor cannot invest directly in an index.

The Acquiring Fund – Winslow Green Growth Fund is newly-created and has not commenced operations yet.  Performance data will be available after the completion of a full calendar year.

Winslow Green Solutions Fund.  The Target Fund - Winslow Green Solutions Fund commenced operations on November 1, 2007.  Performance data will be available after the completion of a full calendar year.  The Acquiring Fund – Winslow Green Solutions Fund is newly-created and has not commenced operations yet.  Performance data will be available after the completion of a full calendar year.

D.	SUMMARY OF FUND INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

Comparison of Investment Objectives, Strategies and Risks
The Acquiring Funds have identical investment objectives, strategies and policies as those of the Target Funds.

Winslow Green Growth Fund:
The investment objective of both the Target Fund and the Acquiring Fund is to seek capital appreciation through environmentally responsible investing.  The investment objective for the Acquiring Fund is not fundamental, and may be changed by the Board of Trustees upon 60 days prior written notice to shareholders.  There is no current intention to change the investment objective.  The investment objective for the Target Fund is fundamental and may not be changed without shareholder approval.  The Target Fund and the Acquiring Fund each seek to achieve their investment objectives by using the following strategies:

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Target Fund and Acquiring Fund	Investment Strategy
Winslow Green Growth Fund, a series of Forum Funds and Winslow Green Growth Fund, a series of PMP

The Fund expects to invest primarily in domestic small- and medium-sized companies that the Adviser believes are reasonably priced and exhibit the potential for superior growth. If the Fund is not invested primarily in small or medium-sized companies due to, among other things, changes in the market capitalizations of those companies in the Fund’s portfolio, the Fund will limit new investments to small- and medium-sized companies.

The Adviser defines small-sized companies as companies with small market capitalizations, typically below $2 billion. The Adviser defines medium-sized companies as companies with medium-sized market capitalizations, typically between $2 billion and $10 billion.

Under normal circumstances, the Fund intends to invest substantially all of its assets in equity securities of domestic companies that are environmentally responsible, or “best in class” companies. The Adviser defines an environmentally responsible company as one that either provides environmental solutions or benefits; or one that operates responsibly with respect to the environment. “Best in class” companies have environmental programs that set a standard for their industry sector, and include environmental turnaround companies that may have a history of environmental problems, but have taken substantive steps to address or solve those problems.

The Adviser believes that well managed, environmentally responsible companies enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements, and access to expanding and new growth markets due to their dedication to solving or minimizing environmental problems.  As such, the Adviser believes that these companies can provide favorable financial returns to those who hold their securities.

The Fund invests in companies across various sectors, which the Adviser believes are growing rapidly and hold great investment potential, including: alternative energy; healthy living; healthcare; internet services.

The Fund invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of domestic companies that are environmentally responsible, or “best in class” companies (“80% Policy”).  The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

Winslow Green Solutions Fund:
The investment objective of both the Target Fund and the Acquiring Fund is to seek capital appreciation through investing in companies providing green solutions.  This investment objective is not fundamental.  The Target Fund and the Acquiring Fund each seek to achieve their investment objectives by using the following strategies:

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Target Fund and Acquiring Fund	Investment Strategy

Winslow Green Solutions Fund, a series of Forum Funds and Winslow Green Solutions Fund, a series of PMP	The Fund expects to invest globally in companies of varying sizes that the Adviser believes are reasonably priced and exhibit the potential for superior growth. The Fund will ordinarily concentrate in companies with market capitalizations between $1 billion and $10 billion. The Fund must provide shareholders with 60 days’ prior written notice if it changes its principal investment strategies.
Under normal circumstances, the Fund intends to invest substantially all of its assets in equity securities of companies that provide “green solutions.” The Adviser defines green solutions as products or services that contribute to human health through natural or organic means or to the improvement of the environment; specifically, products or services that reduce resource consumption, decrease pollution such as climate-changing greenhouse gases, or contribute to natural and sustainable nutrition and health.

The Adviser requires that all companies within the Fund’s portfolio derive revenue primarily from green solutions.

The Adviser believes that companies that provide green solutions will continue to benefit from a combination of ecological, regulatory, societal, and economic factors that are promoting environmental well being and responsibility. The Adviser anticipates that favorable market conditions for green solutions companies is likely for several reasons, including:

	●	An increased focus on climate change, leading to demand for energy from renewable sources and energy efficiency solutions
	●	A rapid increase in demand for clean water
	●	A growing need for resource efficiency
	●	A shift toward healthy, natural and organic food and consumer products
	●	Increasing demand for specialized services to meet new regulations

As a result, the Adviser believes that investing in the following green solutions will allow the Fund to benefit from favorable financial returns:

	●	Clean Energy
	●	Water Management
	●	Resource Efficiency
	●	Sustainable Living
	●	Environmental Services
	●	Green Transport
	●	Green Buildings

On occasion, the Fund may invest in companies that do not fit into any of the above categories but have established themselves as environmental pioneers in their respective industries, setting a standard for environmental behavior and positively influencing the behavior of their peers.

Innovative companies that participate in these categories currently operate in both domestic and foreign markets. As such, the Fund will maintain a flexible global allocation in order to take advantage of the most attractive green solutions investment opportunities around the world. The Fund may invest up to 50% of assets in foreign issuers, predominantly located in developed countries such as Japan and members of the European Union.

Investment in the Acquiring Funds is subject to identical risks as investment in the Target Funds.  As with all mutual funds, the Acquiring Funds, like the Target Funds, may expose shareholders to certain market risks that could cause shareholders to lose money, particularly a sudden decline in a holding’s share price or market value or an overall decline in the stock or bond markets or circumstances affecting mutual funds.  The Target Funds and the Acquiring Funds are each subject to the following risks:

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Target Fund and Acquiring Fund	Principal Investment Risks

Winslow Green Growth Fund, a series of Forum Funds and Winslow Green Growth Fund, a series of PMP	General Risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of the securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Investing in equity securities with different capitalizations may, however, be important for investors seeking a diversified portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the value of their investments.

There is no assurance that the Fund will achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

	●	the stock market does not recognize the growth potential or value of the stocks in the Fund’s portfolio;
	●	the Adviser’s judgment as to the growth potential or value of a stock proves to be wrong;
	●	the Fund’s interest in promoting environmental sustainability may prevent investment in some stocks that might have higher returns than stocks from which the Adviser is able to choose;
	●	changes in a company’s environmental policies cause the sale of stocks that subsequently perform well;
	●	demand for products, in particular sectors to which the Fund may allocate assets at any given time, such as Healthy Living, Alternative Energy, Healthcare, and Internet Services, may fall. For example, with respect to Alternative Energy, in the event that prices of common sources of energy, such as oil, decrease, the demand for alternative forms of energy may decrease as well.

Specific Risks of Small- and Medium-Sized Companies. Investing in small- and medium-sized companies may involve additional risks than investing in larger, more established companies. Specifically, an investment in the Fund may have the following additional risks:

	●	Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;
	●	Securities of many small- and medium-sized companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies;
	●	Changes in the value of small- and medium-sized company stocks may not mirror the fluctuations of the general market;
	●	More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks;

For these and other reasons, the prices of the securities of small and medium-sized companies may fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

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Portfolio Turnover Risk. The Fund may, at times, have a portfolio turnover rate that is higher than other mutual funds. A higher portfolio turnover results in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance. The Fund’s portfolio turnover rate for each of the past three fiscal years has exceeded 100%.

Who May Want to Invest in the Fund?
The Fund may be appropriate for you if you:

	●	want your assets invested in companies whose businesses help promote and sustain a healthy environment;
	●	are willing to tolerate significant changes in the value of your investment;
	●	are pursuing a long-term goal;
	●	are willing to accept higher short-term risk.

The Fund may not be appropriate for you if you:

	●	want an investment that pursues market trends or focuses only on particular sectors or industries;
	●	need regular income or stability of principal;
	●	are pursuing a short-term goal or investing emergency reserves.

Target Fund and Acquiring Fund	Principal Investment Risks

Winslow Green Solutions Fund, a series of Forum Funds and Winslow Green Solutions Fund, a series of PMP	General Risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of the securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Investing in equity securities with different capitalizations may, however, be important for investors seeking a diversified portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the value of their investments.

There is no assurance that the Fund will achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

	●	the stock market does not recognize the growth potential or value of the stocks in the Fund’s portfolio;
	●	the Adviser’s judgment as to the growth potential or value of a stock proves to be wrong;
	●	the Fund’s focus on green solutions companies may prevent investment in some stocks that might have higher returns than stocks from which the Adviser is able to choose;
	●	changes in a company’s business mix with respect to green solutions cause the sale of stocks that subsequently perform well; and
	●	demand may fall for products in the particular green solutions sectors on which the Fund’s investment strategy focuses. For example, with respect to Alternative Energy, in the event that prices of common sources of energy, such as oil, decrease, the demand for alternative forms of energy may decrease as well.

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Specific Risks of Foreign Companies. The Fund invests in foreign securities. For the purposes of the Fund’s investments, “foreign securities” means those securities issued by companies that: (1) are organized under the laws of a country other than the United States, and (2) derive a substantial portion of their total revenue from activities outside of the United States. An investment in the Fund may have the following additional risks:

●	Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;
●	Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities;
●	Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund’s investments in foreign securities, which are determined or quoted in currencies other than the U.S. dollar;
●	Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies;
●	Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems;
●	Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.; and
●	Dividends receivable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’s shareholders.

The Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

Specific Risks of Medium-Sized Companies. Mid-cap company stocks may have greater fluctuations in price than the stocks of large companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Mid-cap companies may have limited product lines or resources and may be dependent upon a particular market niche.

Specific Risks of Growth Companies. An investment in a growth stock may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties.

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Specific Risks of Small Companies. Investing in smaller capitalization companies may involve additional risks than investing in larger, more established companies. Specifically, an investment in the Fund may have the following additional risks:

●	Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available
●	Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies
●	Changes in the value of smaller company stocks may not mirror the fluctuation of the general market
●	More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in a Fund may exhibit a higher degree of volatility than the general domestic securities market.

Who May Want to Invest in the Fund?
The Fund may be appropriate for you if you:

●	want your assets invested in companies whose businesses help promote and sustain a healthy environment;
●	are willing to tolerate significant changes in the value of your investment;
●	are pursuing a long-term goal;
●	are willing to accept higher short-term risk.

The Fund may not be appropriate for you if you:

●	want an investment that specifically excludes companies that pursue certain markets or engage in certain practices;
●	need regular income or stability of principal;
●	are pursuing a short-term goal or investing emergency reserves.

The Reorganization should constitute a tax-free reorganization for federal income tax purposes and will not affect the federal tax status of Target Fund shares held before the Reorganization.  Therefore, shareholders should not recognize any gain or loss on Target Fund shares for federal income tax purposes as a result of the Reorganization. Furthermore, the Target Funds will not pay for the costs of the Reorganization and the Special Meeting.  USBFS, the Acquiring Fund’s administrator, fund accountant and transfer agent, will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the cost of copying, printing and mailing proxy materials.  In addition to solicitations by mail, the Adviser also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

E.	KEY INFORMATION ABOUT THE PROPOSAL

The following is a summary of key information concerning the proposed Reorganization.  Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this Proxy Statement as Appendix A, and in the prospectuses and statements of additional information incorporated by reference into this Proxy Statement.

1.	SUMMARY OF THE PROPOSED REORGANIZATION

At the Special Meeting, the shareholders of each Target Fund will be asked to approve the Plan to reorganize each Target Fund into the corresponding Acquiring Fund.  The Acquiring Funds are newly-organized funds that will commence operations upon consummation of the Reorganization.  If the Plan is approved by the shareholders of both Target Funds and the Reorganization is consummated, the Target Funds will transfer all of the assets and liabilities attributable to each class of their shares to the respective Acquired Fund in exchange for full and fractional shares of the corresponding class of the Acquiring Fund with the same aggregate net asset value (“NAV”) as the NAV of the assets and liabilities transferred as of the close of business on the closing day (the “Closing”) of the Reorganization (the “Valuation Date”).  Immediately thereafter, each Target Fund will distribute such Acquiring Fund shares to its shareholders by establishing accounts on each Acquiring Fund’s share records in the names of those shareholders representing the respective pro rata number of Acquiring Fund shares deliverable to them, in complete liquidation of the Target Fund.  Each shareholder will receive shares of that class of the Acquiring Fund that corresponds to the class of shares they own in the Target Fund.  The expenses associated with the Reorganization will not be borne by the Target Funds.  Certificates evidencing the Acquiring Fund Shares will not be issued to the Target Fund’s shareholders.

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The holding period for Target Fund shares will carry over to the corresponding Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption or exchange fees.  Upon completion of the Reorganization, each shareholder of the Target Funds will own that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s shares held in the class of the Target Fund as of the close of business on the Valuation Date.

Until the Closing, shareholders of each Target Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the corresponding Acquiring Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of each Target Fund will be canceled on the books of the Target Fund and the transfer books of each Target Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan and the transactions contemplated thereby described in this Proxy Statement by the shareholders of each Target Fund and the receipt of a legal opinion from counsel to the Trust with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on [April 30, 2008], or such other date as is agreed to by the Adviser, the Board, and the Board of Trustees of PMP.

USBFS has agreed to pay all costs (other than those borne by another party other than the Target Funds) relating to the proposed Reorganization, including the costs relating to the Special Meeting and this Proxy Statement. USBFS will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials.

The Plan may be amended by the mutual consent of the Board and the Board of Trustees of PMP, notwithstanding approval thereof by each Target Fund’s shareholders, provided that no such amendment will have a material adverse effect on the interests of such shareholders without their further approval.  In addition, the Plan may be terminated at any time prior to the Closing by the Board or the Board of Trustees of PMP, if, among other reasons, the Board or the Board of Trustees of PMP determine that consummation of the Reorganization is not in the best interest of shareholders.

2.	DESCRIPTION OF EACH ACQUIRING FUND’S SHARES

Each class of the Acquiring Fund’s shares issued to the corresponding class of the Target Fund’s shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights.  Each Acquiring Fund’s shares will be sold and redeemed based upon the NAV of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Funds’ Prospectus.

3.	REASONS FOR THE REORGANIZATION

The Target Funds currently operate as separate series of the Trust.  As a series of the Trust, the Target Funds make use of a number of service providers who provide an array of services to all series of the Trust.  These services include administration, accounting, transfer agency, distribution, custody and compliance services (“Third Party Service Arrangements”).  The Adviser to the Target Funds has determined that the Target Funds can benefit from the services currently provided to series of PMP and has, therefore, recommended that the Target Funds be reconstituted as series of PMP.  These services would be provided to the Target Funds at a lower cost under the PMP umbrella than under the Trust’s umbrella.  Currently, Third Party Service Arrangements are provided to the Trust by Citibank, N.A. (custody), Citigroup Fund Services, LLC (administration, fund, accounting and transfer agency), Foreside Fund Services, LLC (distribution) and Foreside Compliance Services, LLC (compliance).  Third Party Service Arrangements are provided to PMP by USBFS and its affiliates.  The Board considered that USBFS and its affiliates could provide enhanced distribution services such as those relating to security selling agreements with intermediary firms.

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In addition, the Board considered that the fees and expenses of the Winslow Green Growth Fund are expected to be reduced as a result of the Reorganization because of the lower fees charged by USBFS and its affiliates for providing Third Party Service Arrangements for the PMP funds.  The Board further considered that the fees and expenses of the Winslow Green Solutions Fund are expected to initially remain the same as a result of the Reorganization despite the reduction in fees for Third Party Service Arrangements because the Fund’s fees and expenses are currently above its expense cap.  The Board noted, however, that as the Fund grows, if its total expenses were to fall below the current expense cap, or if the expense cap were to be removed, then the reduction in the cost of Third Party Service Arrangements would reduce the total expense you pay on the Fund.  The Board noted that, with respect to the Winslow Green Solutions Fund, as a result of the expense cap, the lower fees charged by USBFS will initially benefit the Adviser because it will reduce the amount of the Adviser’s waiver or reimbursement obligation

There will be no changes to the investment adviser or investment objectives as a result of the Reorganization, and each Acquiring Fund’s policies and strategies will be identical to those of each corresponding Target Fund.

The Board of Trustees made its decision to approve the Agreement and Plan of Reorganization after considering various factors including those discussed above and the following factors:

●	the Reorganization was recommended by the Adviser;
●	the investment objectives, policies and restrictions of each Target Fund are identical to those of the corresponding Acquiring Fund;
●	the Adviser will continue to manage the Funds;
●	the shareholders would likely not experience any tax consequences;
●	the cost of the Reorganization will not be borne by the Target Funds or their shareholders; and
●
counsel to the Acquiring Funds will provide the Target Funds with an opinion to the effect that the Reorganization will not have any federal or state tax consequences for the Target Funds or their shareholders.

If the Plan is not approved by each Target Fund’s shareholders, then each Target Fund will continue to operate as a separate series of the Trust, or the Board may take any further action as it deems to be in the best interests of the Target Funds and their shareholders, subject to approval by each Target Fund’s shareholders if required by applicable law.

4.	FEDERAL INCOME TAX CONSEQUENCES

As a condition of the Reorganization, each Target Fund and the corresponding Acquiring Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and will not affect the federal tax status of Target Fund shares held before the Reorganization.  Therefore, neither the Target Funds, the Acquiring Funds, nor their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis of, and the holding period for, the Acquiring Funds’ shares received by each shareholder of the Target Funds in the Reorganization will be the same as the tax basis of, and the holding period for, the Target Funds’ shares exchanged by such shareholder in the Reorganization (provided that, with respect to the holding period for the Acquiring Funds’ shares received, the Target Funds’ shares exchanged must have been held as capital assets by the shareholder).

Since its inception, each Target Fund believes it has qualified as a “regulated investment company” under the Code. Accordingly, each Target Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and gains distributed to shareholders. [Neither Target Fund had a capital loss carry forward as of the most recent fiscal year end. As a result of the Reorganization, there could be potential limits placed on this capital loss carry forward.]

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Provided that the Reorganization so qualifies, and each Target Fund is so treated, for U.S. federal income tax purposes, generally:

●	The Target Funds will not recognize any gain or loss as a result of the Reorganization;

●
Each Target Fund’s shareholders will not recognize any gain or loss as a result of the receipt of corresponding Acquiring Fund shares in exchange for such shareholder’s Target Fund shares pursuant to the Reorganization; and

●
Each Target Fund’s shareholder’s aggregate tax basis in the corresponding Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Target Fund shares held immediately before the Reorganization.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	COMPARISON OF SHAREHOLDER RIGHTS

Set forth below is a discussion of the material differences in the rights of shareholders of the Target Funds and the rights of shareholders of the Acquiring Funds.

Governing Law.  Each Target Fund is a separate series of the Trust, which is organized as a Delaware statutory trust.  Each Acquiring Fund is a separate series of PMP, which is organized as a Massachusetts business trust.  The Target Funds and Acquiring Funds are each authorized to issue an unlimited number of shares of beneficial interest.  Each of the Trust’s and PMP’s operations are governed by the respective trust’s Trust Instrument or Agreement and Declaration of Trust, By-Laws and applicable state law.

Shareholder Liability.  With respect to the Target Funds, under the Trust’s Trust Instrument, any shareholder or former shareholder of the Target Funds shall not be held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason.  Each Target Fund is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Target Fund and not because of his or her acts or omissions.

With respect to the Acquiring Funds, under Massachusetts law, trustees and shareholders of a business trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Target Funds or Acquiring Funds are unable to meet their obligations.  Under PMP’s Amended and Restated Agreement and Declaration of Trust and By-Laws, each Acquiring Fund is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Target Funds and Acquiring Funds, and not because of his or her acts or omissions.

Board of Trustees.  The Reorganization will result in a change in the Board of Trustees because the Trustees of PMP are different than the Trustees of the Trust.  The Board for the Trust has four trustees, one of whom is an interested person as that term is defined under the 1940 Act.  For more information, refer to the Statement of Additional Information dated May 1, 2007 for the Winslow Green Growth Fund or the Statement of Additional Information dated November 1, 2007 for the Winslow Green Solutions Fund, which are incorporated by reference into this Proxy Statement.

The Board of Trustees for PMP has four independent trustees.  For more information, refer to the Statement of Additional Information dated [March 7, 2008] for the Acquiring Funds, which is incorporated by reference into this Proxy Statement/Prospectus.

Classes.  The Target Funds and the Acquiring Funds are each a separate series of the Trust and PMP, respectively, and both may include more than one class of shares.  Currently, the Winslow Green Growth Fund has two classes of shares, the Investor Class and the Institutional Class, and the Winslow Green Solutions Fund has one class of shares, the Investor Class.  Following the Reorganization, The Board of Trustees of PMP has reserved the right to create and issue additional classes of the Acquiring Funds.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Shares of each series or class generally vote together on Fund- or Trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.  Structurally there is no significant difference between the share classes of PMP and the Trust.

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6.	CAPITALIZATION

The capitalization of the Target Funds and the Acquiring Funds as of December 31, 2007 and each Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

(unaudited)	Aggregate Net Assets	Shares Outstanding	Net Asset Value Per Share
TARGET FUND - Winslow Green Growth Fund (Investor Class)	$377,318,587.35	16,109,791.794	$23.42
Pro forma ACQUIRING FUND - Winslow Green Growth Fund (Investor Class)	$377,318,587.35	16,109,791.794	$23.42
TARGET FUND - Winslow Green Growth Fund (Institutional Class)	$37,599,309.18	1,599,305.286	$23.51
Pro forma ACQUIRING FUND - Winslow Green Growth Fund (Institutional Class)	$37,599,309.18	1,599,305.286	$23.51
TARGET FUND - Winslow Green Solutions Fund (Investor Class)	$9,325,281.65	890,902.66	$10.47
Pro forma ACQUIRING FUND - Winslow Green Solutions Fund (Investor Class)	$9,325,281.65	890,902.66	$10.47

F.	ADDITIONAL COMPARISONS OF THE TARGET FUNDS AND ACQUIRING FUNDS

1.	INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS

Each Acquiring Fund’s investment objectives, policies, strategies and risks are identical to those of the corresponding Target Fund.

Investment Objectives

The investment objective of both the Target Fund - Winslow Green Growth Fund and the Acquiring Fund - Winslow Green Growth Fund is to seek capital appreciation through environmentally responsible investing.  The objective of the Target Fund is fundamental, which means that it cannot be changed without shareholder approval.  The investment objective of the Acquiring Fund is non-fundamental, which means that the PMP Board of Trustees would be able to change the investment objective of the Fund without shareholder approval.  However, shareholders would receive at least 60 days’ advance notice prior to the change being implemented.  The Board of Trustees of PMP has no current intention to change this investment objective.

The investment objective of both the Target Fund - Winslow Green Solutions Fund and the Acquiring Fund - Winslow Green Solution Fund is to seek capital appreciation through investing in companies providing green solutions.  The objective of both the Target Fund and the Acquiring Fund is non-fundamental, which means that the PMP Board of Trustees would be able to change the investment objective of the Fund without shareholder approval.  However, shareholders would receive at least 60 days’ advance notice prior to the change being implemented.

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Investment Strategies

In selecting investments for the Acquiring Funds, the Adviser will employ identical strategies as it used for the Target Funds.

Winslow Green Growth Fund.  The investment strategy of the Target Fund - Winslow Green Growth Fund and the Acquiring Fund - Winslow Green Growth Fund is as follows:

The Fund expects to invest primarily in domestic small- and medium-sized companies that the Adviser believes are reasonably priced and exhibit the potential for superior growth. If the Fund is not invested primarily in small or medium-sized companies due to, among other things, changes in the market capitalizations of those companies in the Fund’s portfolio, the Fund will limit new investments to small- and medium-sized companies.

Under normal circumstances, the Fund intends to invest substantially all of its assets in equity securities of domestic companies that are environmentally responsible, or “best in class” companies. The Adviser defines an environmentally responsible company as one that either provides environmental solutions or benefits; or one that operates responsibly with respect to the environment. “Best in class” companies have environmental programs that set a standard for their industry sector, and include environmental turnaround companies that may have a history of environmental problems, but have taken substantive steps to address or solve those problems.

The Adviser believes that well managed, environmentally responsible companies enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements, and access to expanding and new growth markets due to their dedication to solving or minimizing environmental problems.  As such, the Adviser believes that these companies can provide favorable financial returns to those who hold their securities.

The Fund invests in companies across various sectors, which the Adviser believes are growing rapidly and hold great investment potential, including:

●
Alternative Energy:  Companies in this sector are involved in the generation of electricity, or production of capital equipment to generate electricity, using alternative or renewable resources.  Examples of such companies include solar panel manufacturers, energy conservation technology manufacturers and developers of alternative energy projects.

●
Healthy Living:  Companies in this sector provide products or services that address the growing trend of consumers becoming more conscious about how choices they make affect their lives and the environment.  Examples of such companies include those that grow, process or sell natural and organic foods and personal care products, and that manufacture or sell fitness equipment.

●
Healthcare:  Companies in this sector provide products and services to meet growing health-related needs.  Examples of such companies include those involved in the discovery, development and manufacture of new pharmaceutical drugs, drug delivery technologies and medical devices.

●
Internet Services:  Companies in this sector provide products and services that are delivered using Internet technology.  Examples of such companies include Internet advertising providers, Internet content providers and Internet service facilitators.

The Fund invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of domestic companies that are environmentally responsible, or “best in class” companies.

The Adviser’s Processes — Purchasing Portfolio Securities.  The Adviser seeks to invest in companies that have a positive or neutral impact on the environment. The Fund may invest in companies involved with renewable energy, natural and organic food, Internet services, healthcare, and consumer products, among other sectors. The Adviser’s investment process is as follows:

24

Step One:  Idea Generation
The Adviser’s investment universe primarily includes the companies that comprise the Russell 2000 Growth Index. The Adviser draws on internal sources as well as external sources to generate investment ideas. External sources include industry contacts, outside consultants, companies held by the Fund, other asset managers, professional and industry associations and research from Wall Street firms. From this broad universe, the Adviser selects approximately 50 companies as candidates for more in-depth research.

The Adviser excludes companies that derive significant revenues from: tobacco products, alcoholic spirits, gaming, adult entertainment, military weapons systems, firearms, and/or nuclear power. The Adviser also will not knowingly invest in companies that test cosmetic products on animals, and will avoid investment in companies that manufacture genetically modified organisms for environmental release.

Step Two:  Intensive Research
Once candidates are identified, the Adviser embarks upon an intensive research process that incorporates both fundamental, bottom-up research and a review of non-financial factors that may influence a company’s performance.  Elements of the Adviser’s fundamental research include:

●	on-site company visits to tour facilities and meet key employees
●	review of publicly available materials and SEC filings
●	“cross checks” with customers, suppliers and competitors
●	outreach to industry experts
●	continuous dialogue with company management

Utilizing our in-depth research, we seek to invest in companies that exhibit the potential for superior growth.  The Adviser considers a superior growth company to have the following characteristics:

●	bold, new ideas
●	expected near-term growth catalysts
●	experienced, high quality management teams with defined strategies
●	strong environmental and governance profiles
●	growth rates of at least 20% annually
●	financial resources to achieve stated business objectives
●	little or no debt
●	favorable macrotrends

Simultaneously with this research, the Adviser researches the company’s environmental profile, considering, among other things, its supply of environmental products or services such as alternative energy or natural consumer goods, consumption of natural resources, level of toxic emissions, and proactive environmental policies such as pollution prevention or waste minimization programs.  The Adviser also reviews the company’s environmental health and safety (EHS) practices, including an evaluation of, among other things, the company’s compliance with federal, state and local environmental regulations, and its environmental management and EHS programs. In addition, the Adviser reviews the company’s corporate governance practices, including factors such as Board composition and structure.

The Adviser’s environmental and corporate governance research process is based on a review of company documents, management interviews and on-site visits, communications with regulatory and national and local environmental agencies, accessing published environmental databases, contacting industry analysts and competitors and information from local press organizations.  The Adviser also reviews the company’s impact on its community, including providing a safe, healthy work environment, and promoting community development and equal opportunity to all employees.  Based on this information, the Adviser makes a determination as to whether the company meets the Adviser’s definition of an environmentally responsible company.

Step Three:  Winslow Investment Committee Meeting
On a weekly basis, investment professionals of the Adviser meet to present new investment recommendations and to review current Fund holdings.

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Step Four:  Portfolio Construction
Once an investment idea is approved, the Adviser sets a target allocation for the new holding within the portfolio, taking into account stock liquidity and float and forecasted investment time horizon. Initial positions are established between 1-2% with the expectation to build positions to 3-5%.

The Adviser’s Processes — Selling Portfolio Securities.  The Adviser monitors the companies in the Fund’s portfolio to determine if there have been any significant changes in the companies since the Fund’s purchase of the company’s stock.  The Adviser may sell a stock if:

●	the stock has met or exceeded its price target
●	the position has appreciated beyond 10% of the portfolio
●
the Adviser perceives an alteration of the investment premise, including a change in the company’s fundamentals such as margin deterioration, change in the company’s business strategy or decelerating revenue growth

●	the Adviser identifies an environmental or governance break-down
●	the Adviser identifies alternative investment ideas with greater perceived investment potential.

Temporary Defensive Positions
In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. As a result, the Fund may not achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Winslow Green Solutions Fund.  The investment strategy of the Target Fund - Winslow Green Solutions Fund and the Acquiring Fund - Winslow Green Solutions Fund is as follows:

The Fund expects to invest globally in companies of varying sizes that the Adviser believes are reasonably priced and exhibit the potential for superior growth.  The Fund will ordinarily concentrate in companies with market capitalizations between $1 billion and $10 billion.  The Fund must provide shareholders with 60 days’ prior written notice if it changes its principal investment strategies.

Under normal circumstances, the Fund intends to invest substantially all of its assets in equity securities of companies that provide “green solutions.” The Adviser defines green solutions as products or services that contribute to human health through natural or organic means or to the improvement of the environment; specifically, products or services that reduce resource consumption, decrease pollution such as climate-changing greenhouse gases, or contribute to natural and sustainable nutrition and health.

The Adviser requires that all companies within the Fund’s portfolio derive revenue primarily from green solutions.

The Adviser believes that companies that provide green solutions will continue to benefit from a combination of ecological, regulatory, societal, and economic factors that are promoting environmental well being and responsibility. The Adviser anticipates that favorable market conditions for green solutions companies is likely for several reasons, including:

●
An increased focus on climate change, leading to demand for energy from renewable sources and energy efficiency solutions.  Growing climate change awareness, energy security concerns, and increases in traditional energy prices are encouraging the development of energy technologies such as wind, solar and fuel cells, as well as emissions reduction policies which have rapidly brought many renewable energy sources closer to cost parity with traditional sources.

●
A rapid increase in demand for clean water.  The growing number of regions and populations with an acute shortage of clean water has created opportunities for companies that improve access to clean water, either through operation of infrastructure systems or through their development of new purification technologies.

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●
A growing need for resource efficiency.  The Adviser believes that rising commodity prices and pressure on landfill space will increase investment opportunities in technologies that improve resource efficiency and reduce waste.

●
A shift toward healthy, natural and organic food and consumer products.  Rising rates of obesity and a focus on food quality and safety have resulted in health-conscious consumers paying more attention to the food they purchase and eat, creating investment opportunities in organic food as well as natural medicines and healthcare.

●
Increasing demand for specialized services to meet new regulations.  Increasing health, safety and environmental regulation across the globe has resulted in new markets for companies providing solutions to environmental and social problems.

As a result, the Adviser believes that investing in the following green solutions will allow the Fund to benefit from favorable financial returns:

●
Clean Energy. Stand alone power and back-up systems based on technologies such as wind, solar, flywheels, advanced batteries and fuel cells; biofuels; energy efficiency technologies; and energy production companies deriving a significant percentage of energy from renewable sources.

●	Water Management. Water and wastewater services including sewerage and treatment infrastructure; technology-based purification solutions such as desalinization, membranes and UV disinfection.

●	Resource Efficiency. Technologies to improve resource efficiency, including waste reduction and associated technologies; recycling and resource management; use of recycled materials.

●
Sustainable Living. Products or services that contribute to health, nutrition and environmental sustainability through the use of natural and organic ingredients or natural activities, including natural and organic food, clothing and other products, natural dietary supplements and personal care products, and health and wellness solutions such as homeopathic medicines.

●	Environmental Services. Companies directly benefiting from increased environmental legislation, including environmental consultancies and providers of safety equipment.

●	Green Transport. Integrated public transport systems; vehicle emissions and energy efficiency control technologies.

●	Green Buildings. Materials and services contributing to the growth of the green building movement.

On occasion, the Fund may invest in companies that do not fit into any of the above categories but have established themselves as environmental pioneers in their respective industries, setting a standard for environmental behavior and positively influencing the behavior of their peers.

Innovative companies that participate in these categories currently operate in both domestic and foreign markets. As such, the Fund will maintain a flexible global allocation in order to take advantage of the most attractive green solutions investment opportunities around the world. The Fund may invest up to 50% of assets in foreign issuers, predominantly located in developed countries such as Japan and members of the European Union.

27

The Adviser’s Processes — Purchasing Portfolio Securities.  The Adviser’s investment process for purchasing portfolio securities is as follows:

Step One:  Idea Generation
The Adviser draws on internal sources as well as external sources to generate investment ideas. External sources include industry contacts, outside consultants, companies held by the Fund, other asset managers, professional and industry associations and research from Wall Street firms. From this broad universe, the Adviser maintains a list of approximately 300 to 350 companies as candidates for more in-depth research.

Step Two:  Intensive Research
Once candidates are identified, the Adviser embarks upon an intensive research process that incorporates both fundamental, bottom-up research and a review of non-financial factors that may influence a company's performance. Elements of the Adviser’s fundamental research include:

●	on-site company visits to tour facilities and meet key employees
●	review of publicly available materials and regulatory filings
●	review of corporate governance policies and practices
●	interviews with customers, suppliers and competitors
●	outreach to industry experts
●	continuous dialogue with company management

Utilizing in-depth research, the Adviser seeks to invest in companies that operate within one or more of the green solutions investment themes listed above, and that exhibit the potential for superior growth. The Adviser considers a superior growth company to have some or all of the following characteristics:

●	bold, new ideas
●	expected near-term growth catalysts such as new product launches or strategic
●	announcements
●	expected long term growth catalysts, such as societal trends that create favorable growth conditions for the business
●	experienced, high quality management teams with defined strategies
●	earnings growth rates of at least 20% annually
●	financial resources to achieve stated business objectives
●	little or no debt

Step Three: Winslow Investment Committee Meeting
On a weekly basis, investment professionals of the Adviser meet to present new investment recommendations and to review current Fund holdings.

Step Four: Portfolio Construction
Once an investment idea is approved, the Adviser sets a target allocation for the new holding within the Fund, taking into account stock liquidity and float and forecasted investment time horizon. Initial positions are established between 1-2% with the expectation to build positions to 3-5%.

The Adviser’s Processes — Selling Portfolio Securities.  The Adviser monitors the companies in the Fund’s portfolio to determine if there have been any significant changes in the companies since the Fund’s purchase of the company’s stock.  The Adviser may sell a stock if:

●	the stock has met or exceeded its price target
●	the position has appreciated beyond 10% of the Fund’s total net assets,
●
the Adviser perceives an alteration of the investment premise, including a change in the company's fundamentals or a change in the company’s business strategy, particularly a change that reduces or eliminates green solutions as a material contributor to business results,

●	the Adviser identifies alternative investment ideas with greater perceived investment potential, or
●	Fund redemptions require cash to be raised.

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Temporary Defensive Positions
In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. As a result, the Fund may not achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Fundamental Investment Restrictions and Investment Limitations

The fundamental investment restrictions and investment limitations for the Target Funds and the Acquiring Funds are identical and are set forth below:

The fundamental investment limitations of each Target Fund and Acquiring Fund may not be changed without the affirmative vote of a majority of the outstanding shares of the Target Fund or Acquiring Fund, as the case may be.  The term “majority of the outstanding shares” means the lesser of (1) 67% or more of the outstanding shares of each Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

Winslow Green Growth Fund.
Fundamental Investment Restrictions:  The Target Fund - Winslow Green Growth Fund and the Acquiring Fund - Winslow Green Growth Fund are both subject to the following investment restrictions that cannot be changed without shareholder approval.  The Target Fund and the Acquiring Fund may not:

1.	Borrowing Money. Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.

2.
Concentration.  Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the U.S. (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies provided that the Fund treats the assets of the investment companies in which it invests as its own for this policy.

3.
Diversification.  With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

4.
Underwriting Activities.  Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

5.
Making Loans.  Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

6.
Purchases and Sales of Real Estate.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

7.
Purchases and Sales of Commodities.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8.	Issuance of Senior Securities. Issue senior securities except pursuant to Section 18 of the 1940 Act.

29

Non-Fundamental Investment Limitations:  The following limitations with respect to the Target Fund – Winslow Green Growth Fund and the Acquiring Fund – Winslow Green Growth Fund are non-fundamental, so may be changed by each Fund’s Board without shareholder approval.  However, any change will only be effective after at least 60 days prior written notice is given to shareholders.  The Target Fund and the Acquiring Fund may not:

1.	Securities of Investment Companies. Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

2.
Short Sales.  Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

3.
Illiquid Securities.  Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

4.
Purchases on Margin.  Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

5.	Borrowing. Purchase or otherwise acquire any security if the Fund’s borrowing exceeds 5% or more of the value of its total assets.

6.
Exercising Control of Issuers.  Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

Winslow Green Solutions Fund.
Fundamental Investment Restrictions:  The Target Fund - Winslow Green Solutions Fund and the Acquiring Fund - Winslow Green Solutions Fund are both subject to the following investment restrictions that cannot be changed without shareholder approval.  The Target Fund and the Acquiring Fund may not:

1.	Borrowing Money. Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.

2.
Concentration.  Invest greater than 25% of its net assets in the securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the U.S. (“municipal securities”); or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies provided that the Fund treats the assets of the investment companies in which it invests as its own for this policy.

3.
Diversification.  With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

4.
Underwriting Activities.  Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

5.
Making Loans.  Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

6.
Purchases and Sales of Real Estate.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

7.
Purchases and Sales of Commodities.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8.	Issuance of Senior Securities. Issue senior securities except pursuant to Section 18 of the 1940 Act.

30

Non-Fundamental Investment Limitations:  The following limitations with respect to the Target Fund – Winslow Green Solutions Fund and the Acquiring Fund – Winslow Green Solutions Fund are non-fundamental, so may be changed by each Fund’s Board without shareholder approval.  However, any change will only be effective after at least 60 days prior written notice is given to shareholders of the Acquiring Fund.  The Target Fund and the Acquiring Fund may not:

1.	Securities of Investment Companies. Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

2.
Illiquid Securities.  Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3.
Purchases on Margin.  Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Disclosure of Portfolio Holdings
A description of the Target Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the Target Funds’ SAIs and on the Target Funds’ website.  The Acquiring Funds’ policies and procedures with respect to the disclosure of portfolio securities are substantially similar to the Target Funds.

2.	DISTRIBUTION

Foreside Fund Services, LLC, (the “Distributor”) is the exclusive agent for distribution of shares of the Target Funds.  The Distributor is obligated to sell the shares of the Target Funds on a best efforts basis only against purchase orders for the shares. Shares of the Target Funds are offered to the public on a continuous basis at NAV per share.   The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

Quasar Distributors, LLC (“Quasar”) acts as the distributor for the Acquiring Funds.  As such, Quasar is responsible for all purchases, sales, redemptions and other transfers of shares of the Acquiring Funds.  As distributor, Quasar also provides certain administrative services.  Shares of the Acquiring Funds are offered for sale on a continuous basis at NAV per share.  Quasar is a registered broker-dealer and member of FINRA.

3.	PURCHASE AND REDEMPTION PROCEDURES

The Target Funds and the Acquiring Funds have similar purchase and redemption procedures.

Purchasing Information

Shares of the Target Funds and Acquiring Funds are offered at the next offering price, which is the NAV per share of the Target Funds or the Acquiring Funds, as the case may be, computed after the purchase order and funds are received by the applicable fund’s transfer agent or a financial intermediary who has been authorized to accept purchase orders.  Each of the Target Funds and the Acquiring Funds also offers an automatic investment plan, whereby an existing shareholder may purchase additional shares of the applicable fund once or twice a month, in amounts which must be at least $50 (the Acquiring Funds also permit quarterly purchases), through an Automated Clearing House arrangement.

Minimum Investments. The minimum initial investment in both the Target Funds and Acquiring Funds for regular accounts is $2,500.  The minimum initial investment for individual retirement accounts is $2,000.  The minimum initial investment when setting up automatic investment plan accounts is $1,000.  In all cases, the minimum additional or subsequent purchase is $50.  The Adviser may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances.

31

Redemption Information

Shares of the Target Funds and the Acquiring Funds are redeemed at a price equal to the NAV next determined after the applicable fund’s transfer agent receives a redemption request in good order less any applicable redemption fee or contingent deferred sales charge. A redemption request cannot be processed on days the New York Stock Exchange is closed. Each of the Target Funds and Acquiring Funds may redeem the shares in an account if the total value of the account falls below $2,500 ($1,000 for IRA accounts) due to redemptions after giving shareholders at least 60 days’ prior written notice of this redemption to give them an opportunity to increase the value of their account above this minimum.  Additionally, both the Target Funds and Acquiring Funds have also reserved the right to redeem shares “in kind.” The Acquiring Funds offer a systematic withdrawal program that allows shareholders to have regular monthly payments redeemed from their accounts.

Additional Shareholder Account information for the Target Funds is available in each of their prospectuses which is incorporated by reference.  Additional Shareholder Account information for the Acquiring Funds is provided in Appendix B.

4.	SERVICE PROVIDERS

Investment Adviser and Portfolio Management

The Target Funds’ and the Acquiring Funds’ investment adviser is Winslow Management Company, LLC, 99 High Street, 12th Floor, Boston, Massachusetts 02110.  The Adviser and its predecessors have provided investment management services since 1983.  The Adviser specializes in the management of assets for non-profit institutions, pension funds and high net worth individuals by investing in publicly-traded environmentally responsible companies.  Subject to the general oversight of each respective Fund’s Board, the Adviser makes investment decisions for both the Target Funds and the Acquiring Funds.  The Adviser receives from the Target Funds and the Acquiring Funds an advisory fee of 0.90% of the average daily net assets of the Target Funds and the Acquiring Funds, respectively.  For the fiscal year ended [December 31, 2007], the Adviser earned the following fees for its services with respect to the Target Funds.  The Adviser did not earn any fees with respect to the Acquiring Funds since they had not commenced operations as of the date of this Proxy Statement/Prospectus.

Fiscal Year Ended December 31, 2007
	Advisory Fee Earned	Waiver/Reimbursement	Amount Received After Waiver/Reimbursement
Winslow Green Growth Fund	$2,458,119	($63,520)	$2,394,599
Winslow Green Solutions Fund	$ 9,481	($ 9,481)	$ 0

Jackson W. Robinson serves as the lead portfolio manager of the Target Fund – Winslow Green Growth Fund and the Acquiring Fund – Winslow Green Growth Fund.  Matthew W. Patsky, whose biographical information is in the following paragraph, is co-manager of the Winslow Green Growth Fund and provides portfolio management backup services.  Mr. Robinson, founder and President of Winslow Management Company, has served as the Fund’s Portfolio Manager since the Fund’s inception (May 3, 1994).  Mr. Robinson has 30 years of money management experience.  Since 1991, Mr. Robinson has focused exclusively on “environmentally responsible” investing.  As the Chief Investment Officer for Winslow Management Company, Mr. Robinson manages assets, in a similar style, in individual accounts, institutional accounts, and another pooled investment vehicle.  While founding Winslow Management in 1983, Mr. Robinson also served as President of Rieger, Robinson & Harrington, an investment management company. Prior to that, Mr. Robinson was an officer and director of Garden Way, Inc. and President of the National Gardening Association, both socially responsible companies.  Mr. Robinson began his career in commercial banking.  Mr. Robinson is a graduate of Brown University where he received a B.S. in Political Science.  He is a director of Jupiter European Opportunities Trust PLC, and serves as the non-executive Chairman of the Board of Spartech Corporation (NYSE:SEH).  He is also an adviser to the American Council on Renewable Energy (ACORE) and a trustee of Suffield Academy.

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Matthew W. Patsky serves as the portfolio manager solely responsible for the investment decisions of the Target Fund - Winslow Green Solutions Fund and the Acquiring Fund – Winslow Green Solutions Fund.  Since 2002, Mr. Patsky has been partner at Winslow Management Company, acting as portfolio manager for a number of Winslow’s separately managed accounts.  He began his career as a securities analyst with Lehman Brothers in 1984 and has over 20 years of investment management and research experience.  Prior to joining Winslow, he worked in Boston, Massachusetts for Adams Harkness, Inc. as their Director of Equity Research where he supervised twenty-one research analysts dedicated to researching emerging growth technology stocks, healthcare and consumer companies.  Prior to Adams Harkness, Inc., he was at Robertson Stephens & Co. and served as Vice President.

The Adviser has contractually agreed through April 30, 2008 to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.20% of the Winslow Green Growth Fund – Institutional Class’ average daily net assets, 1.45% of the Winslow Green Growth Fund – Investor Class’ average daily net assets, and 1.45% of the Winslow Green Solutions Fund – Investor Class’ average daily net assets.  The Adviser has agreed to the same waiver and reimbursement obligation with respect to the Acquiring Funds through April 30, 2009.

The Statements of Additional Information of the Target Funds (incorporated by reference) provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Target Funds.

Other Service Providers

Citibank, N.A., 388 Greenwich Street, New York, NY 10013, is custodian of the Target Funds’ investments.  Citigroup Fund Services, LLC, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 acts as the Target Funds’ transfer agent, administrator, fund accountant and dividend disbursing agent.  Deloitte & Touche LLP 200 Berkeley Street, Boston, Massachusetts, 02116, is the independent registered public accounting firm for the Target Funds and audits the financial statements and the financial highlights of the Target Funds.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Acquiring Funds’ administrator, transfer agent, and fund accountant.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of USBFS, serves as the Acquiring Funds’ distributor.  U.S. Bank National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, WI  53212, an affiliate of USBFS, serves as the custodian for the portfolio securities, cash and other assets of the Acquiring Funds.  Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected as the Acquiring Funds’ independent registered public accounting firm and audits the financial statements and the financial highlights of the Acquiring Funds.

5.	BUSINESS STRUCTURE

As a technical matter of law, the Trust is organized under a Delaware statute and PMP is organized under the common laws of Massachusetts.  Many mutual funds in the United States use either one of these two forms of organization because they are functionally very similar, and in either case are subject to the same federal regulation.  Further information about the Trust’s and PMP’s current trust structure is contained in Appendix C and in the Target Funds’ and PMP’s prospectus and Statement of Additional Information, respectively as well as in the Trust’s and PMP’s respective governing documents and in relevant state law.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE PROPOSAL.

II.	VOTING INFORMATION

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board of the Trust to solicit your vote for two proposals at a special meeting of shareholders of the Winslow Green Growth Fund and the Winslow Green Solutions Fund.  The Special Meeting will be held the offices of [Citigroup Fund Services, LLC, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110] on [March 28, 2008 at 9:00 a.m. Eastern time].

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You may vote in one of three ways:
●	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
●	vote on the Internet at the website address listed on your proxy ballot; or
●	call the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT APPEARS ON YOUR PROXY BALLOT.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to the appropriate Target Fund.  You may also give written notice of revocation in person at the Special Meeting.  All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Only shareholders of record on February 15, 2008 are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof.  Each whole share held as of the close of business on February 15, 2008 is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

With respect to the Proposal, a majority of the shares of each Target Fund entitled to vote must be present in person or by proxy.  When a quorum is present, the affirmative vote of the lesser of (1) 67% or more of the shares of each Target Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the Fund’s outstanding shares are or represented by proxy, or (2) more than 50% of the Fund’s outstanding shares.

If shareholders of either Target Fund do not approve the Reorganization with respect to their Fund, then the Reorganization will not be implemented for either Target Fund.  As a result, even though the Reorganization proposal is to be considered separately by shareholders of each Target Fund, neither Target Fund will proceed with the Reorganization unless both Funds proceed with the Reorganization.

If a quorum of shareholders of each Target Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement with respect to the Fund are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of each Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Funds may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to each Target  Fund may be adjourned from time to time by a majority of the votes of the Target Fund properly cast upon the question of adjourning the Special Meeting of the Target Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Target Fund may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal. The persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct persons to vote against the proposal.

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

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Approval of the Proposal will occur only if a sufficient number of votes are cast “FOR” the proposal.  If shareholders of each Target Fund do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of the Target Fund’s shareholders.  If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy.  The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.  The costs of any additional solicitation and of any adjourned session will be borne by USBFS.

A shareholder of a Target Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Trust Instrument to demand payment for, or an appraisal of, his or her shares.  However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes.  If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Funds that they receive in the transaction at their then-current NAV. Shares of the Target Funds may be redeemed at any time prior to the consummation of the Reorganization.  Shareholders of the Target Funds may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

A.	METHOD AND COST OF SOLICITATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Trustees for use at the Special Meeting.  The Board of Trustees of the Trust has fixed the close of business on February 15, 2008 (“Record Date”) as the record date for determining the shareholders of each Target Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.  The Target Funds expect that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of the Adviser, who will not be paid for these services.  USBFS will bear the costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies.

B.	RIGHT OF REVOCATION

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting.  A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions.  If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

C.	VOTING SECURITIES AND PRINCIPAL HOLDERS

Shareholders of each Target Fund at the close of business on February 15, 2008 (the “Record Date”) will be entitled to be present and vote at the Special Meeting.  As of that date, the following numbers of shares were outstanding for the Fund:

Fund	Shares Outstanding & Entitled to Vote (unaudited)
Winslow Green Growth Fund
Winslow Green Solutions Fund
(each a series of Forum Funds)

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The votes of the shareholders of each Acquiring Fund are not being solicited, because their approval or consent is not necessary for the approval of the Reorganization.  There were no outstanding shares of the Acquiring Funds on the Record Date, as the Acquiring Funds had not yet commenced operations.

As of the Record Date, each Target Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned five percent or more of the Target Fund’s shares are set forth below:

Name and Address	No. of Shares Owned	% of Shares	Type of Ownership

[As of the Record Date, the Officers and Trustees of the Trust, as a group, owned of record and beneficially less than 1.00% of the outstanding voting securities of the Target Funds.]

D.	INTEREST OF CERTAIN PERSONS IN THE TRANSACTION

The following persons may be deemed to have an interest in the Reorganization because each controls Winslow Management Company, LLC.  Winslow Management Company, LLC will provide investment management services to the Acquiring Funds. Future growth of the Acquiring Funds can be expected to increase the total amount of fees payable to Winslow Management Company, LLC.

Name	Relationship to Winslow Management Company, LLC
Jack Robinson	President & Chief Investment Officer
Matt Patsky	Partner & Portfolio Manager

III.	FURTHER INFORMATION ABOUT THE TARGET FUNDS AND THE ACQUIRING FUNDS

Further information about the Target Funds is contained in the following documents:

●	Prospectus for the Winslow Green Growth Fund dated May 1, 2007, and Winslow Green Solutions Fund dated November 1, 2007.

●	Statement of Additional Information for the Winslow Green Growth Fund dated May 1, 2007, and for the Winslow Green Solutions Fund dated November 1, 2007.

The Annual Report to Shareholders of the Target Fund for the fiscal year ended [December 31, 2007], containing audited financial statements, has been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling (888) 314-9049.

Shareholders may obtain a copy of the Acquiring Funds’ Preliminary Prospectus and Statement of Additional Information by writing to the Acquiring Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202.  As the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement, annual and semi-annual reports relating to the Acquiring Funds are not available.

The Trust and PMP are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.  Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Room 4-300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

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IV.	MISCELLANEOUS ISSUES

A.	OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  If any other matters come before the Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B.	NEXT MEETING OF SHAREHOLDERS

The Target Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act.  By observing this policy, the Target Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time.  If the Reorganization is not completed, the next meeting of the shareholders of the Target Funds will be held at such time as the Board of Trustees may determine or at such time as may be legally required.  Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy, as determined by the Board of Trustees, to be included in the Target Funds’ proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	LEGAL MATTERS

Certain legal matters in connection with the tax consequences of the Reorganization will be passed upon by Paul, Hastings, Janofsky & Walker LLP.

D.	EXPERTS

The financial statements of the Target Funds for the year ended [December 31, 2007], contained in the Funds’ 2007 Annual Report to Shareholders, have been audited by [____________________], which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

By Order of the Board of Trustees of Forum Funds

/s/ Velvet R. Regan
Velvet R. Regan, Secretary
[March 7, 2008]

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

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APPENDIX B

ADDITIONAL SHAREHOLDER ACCOUNT INFORMATION FOR THE ACQUIRING FUNDS

Pricing of Fund Shares
A Fund’s share price is known as its net asset value (“NAV”).  The NAV is determined by dividing the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily.  A Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in good form (as described below under “How to Purchase Shares”) by the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS”), or an authorized financial intermediary by the close of regular trading on the NYSE will be processed at that day’s NAV.  Transaction orders received after the close of regular trading on the NYSE will receive the next day’s NAV.  A Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share).  In certain cases, fair value determinations may be made as described below under procedures as adopted by PMP’s Board of Trustees.

Fair Value Pricing
Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by a Fund that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed.  Fair value determinations are then made in good faith in accordance with procedures adopted by PMP’s Board of Trustees .  Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund will compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation.  If any significant discrepancies are found, the PMP Trust may adjust its fair valuation procedures.

General Purchase Information
You may purchase shares of either Fund by completing an Account Application.  Your order will not be accepted until the completed Account Application is received by a Fund or USBFS.  Account Applications will not be accepted unless they are accompanied by payment in U.S. dollars, drawn on a U.S. financial institution.  The Funds will not accept payment in cash, money orders and cashier’s checks, unless the cashier’s check is in excess of $10,000.  In addition, to prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment.  If any payment is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by a Fund as a result.  The Funds do not issue share certificates.  Each Fund reserves the right to reject any purchase in whole or in part.

If a Fund does not have a reasonable belief of the identity of a shareholder, the Account Application will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  Each Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

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PATRIOT Act
The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase by Mail
To purchase a Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the applicable fund to:

Regular Mail [Name of Fund] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery [Name of Fund] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202-5207

Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

Purchase by Telephone
If you have completed the “Telephone Purchase Authorization” section of the Account Application, and your account has been open for at least 15 days, you may purchase additional shares by telephoning the Funds toll free at (___) __________.  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern time, shares will be purchased at the NAV next calculated.  For security reasons, requests by telephone will be recorded.  You may not make your initial purchase of a Fund’s shares by telephone.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

Purchase by Wire; Initial Investment
If you are making an initial investment in a Fund, before you wire funds, please contact the Funds by phone to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery or facsimile.  Upon receipt of your completed Account Application, your account will be established and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.

You may then instruct your bank to initiate the wire.  Prior to sending the wire, please call the Funds at (___) __________ to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include both the Fund’s name and your name so that your wire can be correctly applied.

Subsequent Investments
If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, please contact the Funds to advise of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include the name of the Fund and your account number in all wire instructions.  If you have questions about how to invest by wire, you may call the Funds.  Your bank may charge you a fee for sending a wire to a Fund.

Your bank should transmit funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	[Name of Fund]
(Shareholder Name/Account Registration)
(Shareholder Account Number)

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Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  Neither the Funds nor U.S. Bank, N.A., the Funds’ custodian, is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.  If you have questions about how to invest by wire, you may call the Funds.

Through a Financial Intermediary
You may be able to buy and sell shares of each Fund through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).  Your order will be priced at the applicable Fund’s NAV next computed after it is received by a Financial Intermediary and accepted by the Fund.  A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records.  A Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for placing your order correctly and promptly with a Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus.  If you transmit your order to these Financial Intermediaries before close of regular trading (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business, your order will be priced at a Fund’s NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Funds or with the same Financial Intermediary that placed the original purchase order in accordance with the procedures established by that Financial Intermediary.  Your financial institution is responsible for sending your order to USBFS and for crediting your account with the proceeds.  You may redeem part or all of a Fund’s shares on any business day that the Fund calculates its NAV.  To redeem shares with a Fund, you must contact the Fund either by mail or by phone to place a redemption order.  You should request your redemption prior to market close to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

By Mail
You may redeem a Fund’s shares by simply sending a written request to the Fund.  Please provide the Fund’s name, your name, account number and state the number of shares or dollar amount you would like redeemed.  The letter should be signed by all shareholders whose names appear on the account registration and include a signature guarantee, if applicable.  Redemption requests will not become effective until all documents have been received in good form by a Fund.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Funds for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

You should send your redemption request to:

Regular Mail [Name of Fund] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery [Name of Fund] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202-5207
Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

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By Telephone or Wire
You may redeem a Fund’s shares by telephone by completing the “Redemption by Telephone” portion of the Account Application.  You may also request telephone redemption privileges after your account is opened by calling the Funds at (___) _________.  If you have a retirement account, you may not redeem shares by telephone.  You may have difficulties in making a telephone redemption during periods of abnormal market activity.  If this occurs, you may make your redemption request in writing.

You may redeem shares for amounts up to $50,000, but with a minimum of $2,500, by calling the Funds at (___) _________ prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time.  Redemption proceeds will be sent on the next business day to the mailing address that appears on a Fund’s records.  Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer via the ACH network to your pre-designated bank account.  The minimum amount that may be wired is $2,500.  You will not incur any charge when proceeds are sent via the ACH network; however, most ACH transfers require two days for the bank account to receive credit.  Telephone redemptions cannot be made if you notify USBFS of a change of address within 15 days before the redemption request.

Prior to executing instructions received to redeem shares by telephone, the Funds will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Funds may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.

Through a Financial Intermediary
You may redeem a Fund’s shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to a Fund and for crediting your account with the proceeds.  For redemption through Financial Intermediaries, orders will be processed at the NAV per share next effective after receipt of the order.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.

Systematic Withdrawal Program
As another convenience, you may redeem a Fund’s shares through the Funds’ Systematic Withdrawal Program (“SWP”).  Under the SWP, shareholders or their brokers may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter.  In order to participate in the SWP, your account balance must be at least $100,000 and each withdrawal amount must be for a minimum of $2,500 each month or quarter.  If you elect this method of redemption, a Fund will send a check directly to your address of record, or will send the payment directly to your bank account via electronic funds transfer through the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  The SWP may be terminated or modified by a shareholder or a Fund at any time without charge or penalty.  You may also elect to terminate your participation in this program at any time by contacting a Fund sufficiently in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of shares of a Fund, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the “Systematic Withdrawal Plan” section of a Fund’s Account Application.  Please call (___) _________ for additional information regarding the Funds’ SWP.

Low Balance Accounts
Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $25,000, other than as a result of market fluctuations.  The Funds will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.  If you do not bring your total account balance up to $25,000 within 30 days, a Fund may sell your shares and send you the proceeds.

Payment of Redemption Proceeds
Proceeds will generally be sent no later than seven calendar days after a Fund receives your redemption request.

Before selling recently purchased shares, please note that if USBFS has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell a Fund’s shares or receive proceeds.  Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of a Fund’s shareholders.

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Redemption requests will be sent to the address of record.  The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.  If the proceeds of a redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

Exchange Privileges
You may exchange your Fund shares for shares of certain other funds by mail, telephone or the Internet unless you declined telephone/Internet redemption privileges on your account application.  Not all funds available for exchange may be available for purchase in your state.  Check with the transfer agent regarding the funds available for exchange in your state. An exchange is a sale and purchase of shares and may have tax consequences. If you exchange into a fund that imposes a sales charge, you will have to pay that fund’s sales charge at the time of exchange. If you exchange your shares within 90 days of purchase, you will be charged a 2.00% redemption fee (See “Selling Shares — Redemption Fee”).  To calculate the redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of exchange will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number).  There is currently no limit on exchanges but the Fund reserves the right to limit exchanges.  You may exchange your shares by mail or by telephone or Internet, unless you declined telephone or Internet privileges on your account application. You may be responsible for any unauthorized telephone or Internet order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Redemption Fee
Each Fund is intended for long-term investors.  Short-term “market-timers” that engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by the Funds’ shareholders.  For these reasons, each Fund will assess a 2.00% fee on the redemption of Fund shares held for less than 90 days.  The redemption fee is deducted from your proceeds and retained by a Fund for the benefit of long-term shareholders.  The first-in, first-out (“FIFO”) method is used to determine the 90-day holding period.  The FIFO method states that if a shareholder purchases shares on different days, the shares he/she held the longest will be redeemed first for purposes of determining whether the redemption fee applies.  This fee does not apply to:

●	redemptions in a deceased shareholder account if such an account is registered in the deceased’s name;
●	redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);
●	redemption of shares purchased through a dividend reinvestment program;
●	redemption of shares pursuant to a systematic withdrawal plan; and
●
redemptions by omnibus accounts maintained by financial intermediaries which have agreed in writing to assess and collect redemption fees for the Fund with respect to redemptions made in underlying customer accounts.

●	involuntary redemptions of low balance accounts.

Each Fund reserves the right to change the terms and amount of this fee upon at least a 60-day notice to shareholders.

Although each Fund has the goal of applying this redemption fee to most redemptions of shares held for less than 90 days, a Fund may not always be able to track short-term trading effected through Financial Intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into Information Sharing Agreements with such Financial Intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such Financial Intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and may not always be able to track short-term trading effected, through these Financial Intermediaries.  In addition, because the Funds are required to rely on information from the Financial Intermediary as to the applicable redemption fee, the Funds cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.

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Account and Transactions Policies
Redemption In-Kind
Each Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”).  It is not expected that a Fund would do so except during unusual conditions.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Signature Guarantees
Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  USBFS may also require a signature guarantee for certain other redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  A signature guarantee of each owner is required in the following situations:

●	If ownership is changed on your account;
●	When redemption proceeds are sent to any person, address or bank account not on record;
●	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
●	If a change of address request has been received by USBFS within the last 15 days;
●	For all redemptions in excess of $50,000 from any shareholder account; and
●	When establishing or modifying certain services on an account.

In addition to the situations described above, the Funds and/or USBFS reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Signature guarantees will be generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchanges Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Tools to Combat Frequent Transactions
Each Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders.  The Board has adopted a policy regarding excessive trading.  Each Fund discourages excessive, short-term trading and other abusive trading practices and aFund may use a variety of techniques to monitor trading activity and detect abusive trading practices.  Each Fund takes steps to reduce the frequency and effect of these activities in a Fund.  These steps may include, among other things, monitoring trading activity, imposing redemption fees, and using fair value pricing, under procedures as adopted by the Board, when the Advisor determines current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to a Fund and its shareholders,each Fund reserves the right, in its sole discretion, to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Advisor to be harmful to a Fund) and without prior notice.  The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund performance.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests.  Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receive purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, each Fund will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into Information Sharing Agreements with Financial Intermediaries pursuant to which these Financial Intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

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Distributions

Each Fund declares distributions from net investment income and pays those distributions quarterly.  Any net capital gain realized by a Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash.  For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.  Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash.  The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income.  The Fund’s distributions of net long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares.

Distributions may also be subject to certain state and local taxes.  Some Fund distributions may also include nontaxable returns of capital.  Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to non-corporate U.S. shareholders, at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2010.  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund’s shares by the amount of the distribution.  If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares.  Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.  Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

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The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year.

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APPENDIX C

COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS

The following is only a discussion of certain principal differences between the governing documents for the Forum Funds, a Delaware statutory trust (the “Trust”) of which the Target Funds are both series and Professionally Managed Portfolios, a Massachusetts business trust (“PMP”) of which the Acquiring Funds are both series, and is not a complete description of the Trust or PMP’s governing documents.

Organization and Capital Structure

The Trust is a Delaware statutory trust (a “DST”).  A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”).  The Trust’s operations are governed by its Trust Instrument (the “DE Declaration”) and its By-Laws (its “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.

The Trust’s shares of beneficial interest are issued without par value. Each DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in each DE Declaration or as specified in resolutions of the Trust’s Board of Trustees. The Trust’s series and classes are identical to those of PMP.

PMP is a Massachusetts business trust (an “MBT”).  An MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the “Massachusetts Statute”). Like a DST, PMP’s operations are governed by its Declaration of Trust (the “MA Declaration”) and its By-Laws (the “MA By-Laws”), both as they may have been amended from time to time. The business and affairs of PMP are managed under the supervision of its Board of Trustees.

The shares of beneficial interest of the Acquiring Funds each have no par value. Each MA Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes.

Meetings of Shareholders and Voting Rights

The Delaware Act does not require annual shareholders’ meetings. Each set of DE By-Laws authorizes the calling of a shareholders’ meeting by the Board, the chairperson of the Board or the president of the Trust to take action on any matter deemed necessary or desirable by the Board of Trustees. A shareholder meeting for the purpose of electing trustees may also be called by the chairperson of the Board of Trustees, and shall be called by the president or any vice-president at the request of holders of 10% or more of the outstanding shares if the requesting shareholders pay the reasonably estimated cost of preparing and mailing the notice. No meeting may be called at the request of shareholders to consider any matter that is substantially the same as a matter voted upon at a shareholders’ meeting held during the preceding twelve (12) months, unless requested by holders of a majority of all outstanding shares entitled to vote at such meeting.

The DE Declaration generally provides that each full share of a Target Fund is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of a Target Fund entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

The DE Declaration provides that one-third (33.3%) of the outstanding shares of a series or class as applicable, entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum. Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. There is no cumulative voting for any matter.

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Neither the MA Declaration nor the MA By-Laws require the Acquiring Funds to hold an annual shareholders’ meeting. Rather, each Acquired Trust’s Board of Trustees decides whether and when shareholder meetings will be held.

The MA Declaration provides that, except when a larger quorum is required by applicable law, 40% of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. The MA Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. Shareholders shall vote separately by series, except to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when its trustees have determined that the matter affects only the interests of shareholders of some, but not all, series of shares, in which case only the shareholders of the affected series shall be entitled to vote. Subject to the foregoing requirements for voting shares separately by series, when a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a trustee, except when a larger vote is required by any provision of an Acquired Trust’s governing documents or by applicable law.

The MA Declaration provides that shareholders shall have the power to vote only on: (1) the election of trustees; (2) whether or not a court action should be brought derivatively or as a class action on behalf of the PMP or the shareholders; (3) the termination of PMP or any of its series; or (4) such additional matters as may be required by the MA Declaration, the MA By-Laws, PMP’s registration with the U.S. Securities and Exchange Commission, any state or as the trustees may consider necessary or desirable.

Liability of Shareholders

Consistent with the Delaware Act, the DE Declaration provides that no Target Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series.

The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of an MBT. The MA Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of its Acquiring Fund or the acts, obligations or affairs of PMP. The MA Declaration further provides that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of an Acquiring Fund, he or she shall not be held to any personal liability. PMP shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Liability Among Series

The DE Declaration also provides that each series of the Trust shall be separate and distinct from any other series of the Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the Trust or any other series. Each class of a series of the Trust shall be separate and distinct from any other class of that series.

The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies. The MA Declaration provides that the assets and liabilities of a particular series shall be separate from any other series. All persons extending credit to, contracting with, or having any claim against a particular series of an Acquiring Fund shall look only to the assets of that particular series for payment of the credit, contract or claim.

Dividends and Distributions

The DE Declaration provides that the shareholders of any series or class of its Trust shall be entitled to receive dividends and distributions when, if and as declared by its Board of Trustees. The right of the Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the Trust’s Board of Trustees pursuant to the 1940 Act. The MA Declaration provides that each shareholder of a series is entitled to receive a series’ distributions of income and capital gains in the manner, at the time and on the terms set by its Board of Trustees. For both MBTs and DSTs, dividends and distributions may be paid in cash, kind or in shares of the respective Trust, and the respective Boards may retain such amounts as they may deem necessary or desirable for the conduct of the respective Trust’s affairs.

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Election of Trustees; Terms; Removal

Under the DE Declaration, each trustee of shall hold office for the earlier of (1) the lifetime of the Trust; (2) the trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve; or (3) the next meeting of shareholders called for the purpose of electing trustees and the election and qualification of his or her successor. Under the DE Declaration, any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective.

The MA Declaration provides that, each Trustee shall serve during the continued lifetime of PMP until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and his successor.

There is no cumulative voting for the election of trustees of the MBTs or DSTs. The governing instruments for both the MBTs and DSTs provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

The DE Declaration provides that any person who is or was a trustee, officer, employee or other agent of the Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own Disqualifying Conduct. Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of the Trust or its investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act. Moreover, except in these instances, none of these persons, when acting in their respective capacity as such, shall be personally liable to any other person, other than the Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, to the fullest extent permitted under applicable law, any of these persons who are a party to any proceeding because the person is or was an agent of the Trust. These persons shall be indemnified against any expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any proceeding by judgment, settlement or otherwise shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

The Massachusetts Statute does not include an express provision limiting the liability of the trustees of an MBT. The MA Declaration provides that no trustee, officer, employee or agent of PMP shall be subject to any personal liability whatsoever, except that the trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard in discharging their duties to PMP or its shareholders (“Disqualifying Conduct”). Claimants may only look to the property of PMP or the appropriate series for satisfaction of claims arising in connection with the affairs of PMP. If any trustee, officer, employee or agent of PMP is made a party to any suit or proceeding to enforce any such claim, he or she shall not be held to any personal liability.

The MA Declaration provides that every person who is, or has been, a trustee or officer of PMP shall be indemnified by PMP to the fullest extent permitted by law. This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a trustee or officer. The MA By-Laws further provide, however, that no indemnification shall be provided to a trustee or officer: (1) for any liability to the Acquired Trust or the shareholders arising from Disqualifying Conduct; (2) for any matter where the trustee or officer has been finally adjudged to be liable in the performance of his or her duty to the Acquired Trust unless a legal determination has been made that the person was not liable because he or she engaged in Disqualifying Conduct; or (3) in the event of a settlement resulting in a payment by a trustee or officer, unless there has been a determination that the trustee or officer did not engage in Disqualifying Conduct.

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Preemptive, Dissenter’s and Other Rights

The DE Declaration provides that no shareholder shall have any preemptive or other right to subscribe for new or additional authorized but unissued shares or other securities issued by the Trust or any series thereof.  The MA Declaration provides that PMP shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Amendments to Organizational Documents

The MA Declaration may be amended by an instrument in writing signed by a majority of the trustees. The MA By-Laws may be amended or repealed, or new MA By-Laws may be adopted, by: (1) the vote of a majority of the outstanding shares; or (2) the PMP’s Board of Trustees, subject to the right of shareholders.

The DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the Trust’s Board of Trustees and, if legally required, by approval of the amendment by shareholders. The DE By-Laws may be amended, restated or repealed or new By-Laws may be adopted by a majority of the Trust’s Board of Trustees.

Inspection Rights

The DE By-Laws provides that, the Trustees shall determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any of them shall be open to the inspection of the shareholder; and no shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.

The MA By-Laws provides that the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder at any reasonable time during regular business hours for a purpose reasonably related to the shareholder’s interests.

Dissolution and Termination

Under the DE Declaration, the Trust, or one of its series or classes established before May 1, 1999, may, subject to a majority shareholder vote of each series affected, sell or convey all of its assets to another trust or series or may convert all of its assets to cash and liquidate.  For series or classes established after May 1, 1999, the Trustees may determine to terminate the operations of the series or class in their discretion.  When the Trust or one of its series has dissolved, its Board shall pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured. The DE Declaration further provides that any remaining assets of the dissolved Trust or series shall be distributed to the shareholders, as applicable, ratably according to the number of outstanding shares of the respective Trust or series held of record by the shareholders on the dissolution distribution date.

The MA Declaration provides that PMP or any of its series may be terminated by: (1) the affirmative vote of the "majority of the outstanding voting securities" (as the quoted phrase is defined in the 1940 Act) of the Trust or series, as applicable; or (2) by the trustees by written notice to shareholders. After termination of PMP or any series and any final distribution to shareholders, the Board of Trustees must wind up the affairs of PMP or the series.

Derivative Actions

Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed.  A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the Trust’s governing instrument from a person who was a shareholder at the time of the transaction.  The Massachusetts Statute does not contain statutory provisions regarding shareholder derivative actions.  Neither the DE Declaration nor the MA Declaration specifically addresses derivative actions.

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STATEMENT OF ADDITIONAL INFORMATION

WINSLOW GREEN GROWTH FUND
WINSLOW GREEN SOLUTIONS FUND

Investor Shares
Institutional Shares

Investment Adviser:

Winslow Management Company, LLC
99 High Street, 12th Floor
Boston, Massachusetts 02110
(888) 314-9049
www.winslowgreen.com

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Proxy Statement/Prospectus dated March 7, 2008, for the Investor Class and Institutional Class shares of the Winslow Green Growth Fund and the Investor Class of the Winslow Green Solutions Fund, (each a “Fund” and collectively, the “Funds”), advised by Winslow Management Company, LLC (the “Adviser”), each a series of Professionally Managed Portfolios (the “Trust”). Copies of the Funds’ Proxy Statement/Prospectus for the Investor Class and Institutional Class Shares are available by calling the above number.

The Funds are newly-created funds.  The Winslow Green Growth Fund and the Winslow Green Solutions Fund, series of Forum Funds, each with identical investment objectives, policies and strategies as the Funds, were reorganized into each respective Fund on [April 30, 2008].

TABLE OF CONTENTS

THE TRUST	3
INVESTMENT OBJECTIVE AND POLICIES	3
Equity Securities.	4
Foreign Investments.	5
Repurchase Agreements.	12
Other Registered Investment Companies.	13
Illiquid Securities.	13
Restricted Securities.	13
Short-Term Investments.	17
INVESTMENT RESTRICTIONS	25
PORTFOLIO TURNOVER	27
PORTFOLIO HOLDINGS INFORMATION	27
TRUSTEES AND EXECUTIVE OFFICERS	29
CODES OF ETHICS	32
PROXY VOTING POLICIES	32
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS	33
THE FUNDS’ INVESTMENT ADVISER	33
Portfolio Managers.	34
SERVICE PROVIDERS	36
Administrator, Transfer Agent and Fund Accountant.	36
Custodian.	36
Independent Registered Public Accounting Firm and Legal Counsel.	36
EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE	36
CAPITAL STOCK	38
SHAREHOLDER SERVICING PLAN	38
DETERMINATION OF NET ASSET VALUE	39
PURCHASE AND REDEMPTION INFORMATION	40
DISTRIBUTIONS AND TAX INFORMATION	42
DISTRIBUTOR	44
MARKETING AND SUPPORT PAYMENTS	44
FINANCIAL STATEMENTS	46
APPENDIX A	47
APPENDIX B - PROXY VOTING POLICY	48

THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987 and is registered with the SEC as an open-end management investment company.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.  This SAI relates only to the Funds.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds’ assets for any shareholder held personally liable for obligations of the Funds or the Trust.  The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or the Trust and satisfy any judgment thereon.  All such rights are limited to the assets of the Funds.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities.  However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.

The SEC is not involved in the supervision or management of the Funds.  The Funds’ Proxy Statement/Prospectus and this SAI is a part of the Trust’s Registration Statement filed with the SEC.  Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT OBJECTIVE AND POLICIES

Each Fund is diversified.  This means that as to 75% of a Fund’s total assets (1) no more than 5% may be in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer.  Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.

The investment objective of the Winslow Green Growth Fund is to seek capital appreciate through environmentally responsible investing.  The investment objective of the Winslow Green Solutions Fund is to seek capital appreciation through investing in companies providing green solutions.  The following information supplements the discussion of the Funds’ investment objective and policies as set forth in the Proxy Statement/Prospectus.  There is no assurance that the Funds’ will achieve their investment objective.

Equity Securities.
Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Funds may invest.  All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the securities in the Funds’ portfolios may fluctuate substantially from day to day.  Owning an equity security can also subject the Funds to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- and medium-sized companies, it will be exposed to the risks of small- and medium-sized companies.  Small- and medium-sized companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group.  In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Common Stock.
A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

Preferred Stock.
Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities.
Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Each Fund may invest up to 10% of its assets in convertible securities.

Warrants and Rights.
Each Fund may invest a portion of its assets in warrants and stock rights.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

Each Fund will limit its purchases of warrants to not more than 10% of the value of its total assets.  Each Fund may also invest up to 10% of its total assets in stock rights.

Foreign Investments.
The Funds may invest in securities of foreign issuers that are not publicly traded in the United States. The Funds may also invest in American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) and foreign securities traded on a national securities market, and purchase and sell foreign currency on a spot basis.

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers.  Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies.  There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S.  The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and a Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court.  Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to a Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls.  Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

Dividends and interest payable on a Fund’s foreign securities may be subject to foreign withholding tax.  The Funds may also be subject to foreign taxes on its trading profits.  Some countries may also impose a transfer or stamp duty on certain securities transactions.  The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes.  To the extent such taxes are not offset by credits or deductions available to shareholders in the Funds under U.S. tax law, they will reduce the net return to a Fund’s shareholders.

India Participatory Notes.
The Winslow Green Solutions Fund may also invest in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India.

Because securities markets in the Indian subcontinent are substantially smaller, less liquid and more volatile than the major securities markets in the United States, Fund share values will be more volatile. The value of Fund shares will be affected by political, economic, fiscal, regulatory or other developments in the Indian subcontinent and particularly India.

The extent of economic development, political stability and market depth of different countries in the region varies widely. Certain countries in the India region are either comparatively underdeveloped or in the process of becoming developed. Greater India investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, countries in the Indian subcontinent may have relatively unstable governments and economies based on only a few industries. The Fund will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). These securities may also have  higher expenses, may not pass through voting and other shareholder rights, and may be less liquid than receipts sponsored by issuers of the underlying securities.

Investment in these securities may affect the value of Fund shares and make it susceptible to stock market volatility. If there is a decline in the value of exchange-listed stocks in the Indian subcontinent, the value of Fund shares will also likely decline. Changes in stock market values, especially in emerging market countries, can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. Because the Fund invests in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and political and economic developments abroad. As noted above, these risks can be significant in countries in the Indian subcontinent. The securities of smaller companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.

Foreign Currency Transactions.
Investments in foreign companies will usually involve currencies of foreign countries.

Although the Winslow Green Growth Fund has no present intent of conducting foreign currency contracts, the Fund may, in the future, conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract.

However, the Winslow Green Solutions Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs.  The Fund may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract.  A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered to be derivatives.  The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities.  A Fund will not enter into forward contracts for speculative purposes.  The Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s investment securities or other assets denominated in that currency.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract.  If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency.  The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Risks of Foreign Currency Transactions.
Foreign currency transactions involve certain costs and risks.  The Fund incurs foreign exchange expenses in converting assets from one currency to another.  Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency.  The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

In addition, there is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information available is generally representative of very large transactions in the interbank market.  The interbank market in foreign currencies is a global around-the-clock market.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.  The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Real Estate Investment Trusts.
Each Fund may invest in shares of Real Estate Investment Trusts (“REITs”).  REITs are companies that develop, own or finance real estate.  Most specialize in commercial property like apartments, offices, malls, clinics and warehouses.  Some specialize in a city or region.  Some finance real estate transactions by making loans or buying mortgages.

REITs and real estate operating companies may be affected by changes in the value of their underlying properties or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects.  In certain cases, the organizational documents of a REIT may grant the REIT’s sponsors the right to exercise control over the operations of the REIT even though the sponsor owns only a minority share; or a conflict of interest (for example, the desire to postpone certain taxable events) could influence a sponsor to not act in the best interests of the REIT’s shareholders.  The organizational documents of many REITs also contain various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT’s shares or otherwise may not be in the best interests of the REIT’s shareholders.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT or a real estate operating company may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Options, Futures and Other Strategies.
General.
Each Fund may invest in options on equities, debt and stock indices (collectively, “options”).  The Funds may also invest in futures contracts and options on futures contracts (collectively, “futures”).  The Funds may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.  The Funds will not invest in futures for speculative purposes.

Limits on Options.
Each Fund will not hedge more than 30% of its total assets by buying put options and writing call options.  In addition, each Fund will not write put options whose underlying value exceeds 5% of the Fund’s total assets.  Each Fund will also not purchase call options if the underlying value of all such options would exceed 5% of the Fund’s total assets.  Each Fund will not enter into options contracts if immediately thereafter more than 5% of the Fund’s total assets would be invested in options contracts.

The use of futures and options (collectively, “Financial Instruments”) is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission.  In addition, the Funds’ ability to use Financial Instruments will be limited by tax considerations.  See “Distributions and Tax Information.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Proxy Statement/Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Adviser may utilize these opportunities to the extent that they are consistent with the Funds’ investment objectives and permitted by the Funds’ investment limitations and applicable regulatory authorities.  The Proxy Statement/Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Proxy Statement/Prospectus.

The use of Financial Instruments involves special considerations and risks which include, but are not limited to, the following:

(1)           Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction.  The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)           Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)           As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

The Funds will not enter into any transactions using Financial Instruments (except for purchased options) unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

(4)           Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Options on Securities and Securities Indices.
The Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated.  The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.  The Funds normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated.  The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

The Funds may purchase and sell options traded on U.S. and foreign exchanges.  Although the Funds will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  For some options, no secondary market on an exchange may exist.  In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Funds may write (i.e., sell) covered put and call options on securities, securities indices and currencies in which it may invest.  A covered call option involves a Fund’s giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.  A covered call option serves as a partial hedge against a price decline of the underlying security.  However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security.  In addition, a Fund’s ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Funds may also write covered put options that give the holder of the option the right to sell the underlying security to a Fund at the stated exercise price.  The Funds will receive a premium for writing a put option, but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise.  In order to “cover” put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of a Fund’s option orders.

Futures and Options on Futures.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price.  An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain; if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss.  The transaction costs must also be included in these calculations.  The Funds may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies.  The Funds will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when a Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following:  (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices.  Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase market exposure.  Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return.  No price is paid upon entering into futures contracts.  Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.”  Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked to market”).  The margin is in the nature of performance bond or good-faith deposit on a futures contract.  Futures and options on futures are taxable instruments.

Repurchase Agreements.
Each Fund may enter into repurchase agreements.  For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. government security subject to the repurchase agreement. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price.  The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase.  In either case, the income to a Fund is unrelated to the interest rate on the U.S. government security itself.  Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration.  Each Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.  Each Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities, including such repurchase agreements.

Because a repurchase agreement is deemed to be a loan under the 1940 Act, it is not clear whether a court would consider the U.S. government security acquired by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. government security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or a decline in price of the U.S. government security.  If a court characterizes the transaction as a loan, and a Fund has not perfected a security interest in the U.S. government security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, each Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt instrument purchased for each Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.  However, each Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by a Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian.  If the market value of the U.S. government security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the U.S. government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Other Registered Investment Companies.
Each Fund may invest in the securities of other registered investment companies, subject to the limitations set forth in the Investment Company Act of 1940, as amended, (the “1940 Act”).  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, a Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses a Fund’s shareholders directly bear in connection with the Fund’s own operations.

Illiquid Securities.
Each Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.  The Adviser will monitor the amount of illiquid securities in each Fund’s portfolio, under the supervision of the Board), to ensure compliance with each Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Mutual funds do not typically hold a significant amount of these illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.

Restricted Securities.
The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The Funds may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”).  The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that a Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Funds might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Leverage Transactions

General.
Each Fund may use leverage to increase potential returns.  Leverage involves special risks and may involve speculative investment techniques.  Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments.  Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into purchasing securities on a when-issued, delayed delivery or forward commitment basis (including dollar roll transactions) and the use of swaps and related agreements are transactions that result in leverage.  Each Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to a Fund from investing the cash will provide investors a potentially higher return.

Borrowing.
Each Fund may borrow money in amounts of up to one-third of its total assets (including the amount borrowed) from banks.  In addition, each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts not to exceed 5% of the value of its total assets at the time of such borrowings.  The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Securities Lending.
Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned:  (1) a Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) a Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.   These conditions may be subject to future modification.  Such loans will be terminable at any time upon specified notice.  A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with a Fund.  In addition, the Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Funds could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

When-Issued Securities and Forward Commitments.
Each Fund may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis.  When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.  Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated.  During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction.  At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value (“NAV”).

Each Fund will not enter into a when-issued if, as a result, more than 10% of a Fund’s total assets would be committed to such transactions.

Dollar Roll Transactions.
Each Fund may enter into “dollar roll” transactions.  Dollar roll transactions are transactions in which a Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party.  During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but a Fund assumes the risk of ownership.  A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  Each Fund will engage in dollar roll transactions for the purpose of acquiring securities for its investment portfolios.

Each Fund limits its obligations on dollar roll transactions to 10% of the Fund’s net assets.

Swaps, Caps, Floors and Collars.
The Winslow Green Growth Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate “caps,” “floors” and “collars.”  Interest rate swaps involve the exchange by the Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).  Mortgage swaps are similar to interest rate swap agreements, except that the contractually-based principal amount (the “notional principal amount”) is tied to a reference pool of mortgages.  Currency swaps’ notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor.  A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

The Fund will enter into these transactions primarily to preserve a return or a spread on a particular investment or portion of its portfolio or to protect against any interest rate fluctuations or increase in the price of securities it anticipates purchasing at a later date. The Fund uses these transactions as a hedge and not as a speculative investment, and will enter into the transactions in order to shift the Fund’s investment exposure from one type of investment to another.

The use of interest rate protection transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Adviser incorrectly forecasts market values, interest rates and other applicable factors, there may be considerable impact on the Fund’s performance.  Even if the Adviser is correct in their forecasts, there is a risk that the transaction may correlate imperfectly with the price of the asset or liability being hedged.

The Fund limits its total investment in swaps, caps, floors and collars to 10% of its total assets.

Risks of Leveraging.
Leverage creates the risk of magnified capital losses.  Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund.  Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leveraging include a higher volatility of the NAV of a Fund’s securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash.  So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged.  Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested.  To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, a Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.  In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Accounts.
In order to attempt to reduce the risks involved in various transactions involving leverage, the Funds’ custodian, to the extent required by applicable rules or guidelines, will set aside and maintain, in a segregated account, cash and liquid securities.  The account’s value, which is marked to market daily, will be at least equal to a Fund’s commitments under these transactions.

Temporary Defensive Position.
Each Fund may invest in prime quality money market instruments, pending investment of cash balances.  The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments.  Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Fund may invest include short-term U.S. government securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

Short-Term Investments.
Each Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.
Each Fund may hold certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, a Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.
Each Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s® Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service©, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.  These rating symbols are described in Appendix A.

Master/Feeder.
The Funds may seek to achieve their investment objective by converting to a Master/Feeder structure.  A fund operating under a Master/Feeder structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies.  The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund’s shareholders.  The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

Debt Securities.
Although the Funds do not currently anticipate investing in debt securities, each Fund, except where otherwise noted, may, in the future, invest a small portion of its total assets in the following obligations:

General.
Corporate Debt Obligations.
Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  These instruments are used by companies to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.  Each Fund may also invest in corporate debt securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).  Each Fund restricts its purchases of these securities to issues denominated and payable in U.S. dollars.  All obligations of non-U.S. issuers purchased by a Fund will be issued or guaranteed by a sovereign government, by a supranational agency whose members are sovereign governments, or by a U.S. issuer in whose debt securities the Fund can invest.

U.S. Government Securities.
U.S. government securities include securities issued by the U.S. Treasury and by U.S. government agencies and instrumentalities.  U.S. government securities may be supported by the full faith and credit of the U.S. (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. government securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment.  No assurance can be given that the U.S. government would provide support if it were not obligated to do so by law.  Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Financial Institution Obligations.
Financial institution obligations include certificates of deposit, bankers’ acceptances, time deposits and other short-term debt obligations.  Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period.  Bankers’ acceptances are negotiable obligations of a bank to pay a draft that has been drawn by a customer and are usually backed by goods in international trade.  Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period.  Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which could reduce the Fund performance.  Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund’s right to transfer a beneficial interest in the deposits to third parties.

Each Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks.  Each of these instruments is U.S. dollar denominated.

Although the Winslow Green Growth Fund does not currently anticipate investing in the following it may, in the future, invest a small portion of its total assets in the following obligations:

Mortgage-Related Securities.
Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers.  Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans.  The majority of these loans are made to purchasers of 1-4 family homes.  The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools.  For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types.  Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards, and underwriting criteria for individual mortgages included in the pools.  In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates.  Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers.  Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security.  Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities.

Government and Agency Mortgage-Related Securities.
The principal issuers or guarantors of mortgage-related securities are the Government National Mortgage Association (“GNMA”), Fannie Mae (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  GNMA, a wholly-owned U.S. government corporation within the Department of Housing and Urban Development (“HUD”), creates pass-through securities from pools of government guaranteed (Federal Housing Authority or Veterans Administration) mortgages.  The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. government.

FNMA, which is a U.S. government-sponsored corporation, owned entirely by private stockholders that are subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages.  FNMA guarantees full and timely payment of all interest and principal, and FHMLC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities.  Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government.

Privately Issued Mortgage-Related Securities.
Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. government issuers because there are no direct or indirect governmental guarantees of payment.  Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities.  The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

Stripped Mortgage-Related Securities.
Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately.  Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Adjustable Rate Mortgage Securities.
Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer’s creditworthiness.  Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates.  This may result in a slightly lower net value until the interest rate resets to market rates.  Thus, a Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates.  Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

Collateralized Mortgage Obligations.
Collateralized mortgage obligations (“CMOs”) are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages issued by GNMA, FHLMC or FNMA (“Mortgage Assets”).  Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs.  Payments of principal and of interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.  Planned amortization class mortgage-related securities (“PAC Bonds”) are a form of parallel pay CMO.  PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range.  CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

Asset-Backed Securities.
Asset-backed securities, which have structural characteristics similar to mortgage-related securities, but have underlying assets that are not mortgage loans or interests in mortgage loans.  Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements.  Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties.  Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities.  Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization.  Asset-backed securities have structures and characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks, although often to a greater extent.

Variable and Floating Rate Securities.
Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts.  These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”).  The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based.  These adjustments minimize changes in the market value of the obligation.  Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness.  The rate of interest on securities may be tied to U.S. government securities or indices on those securities as well as any other rate of interest or index.  Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as “inverse floaters”).  Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index.  This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice.  These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity.  Each Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument.  The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal.  There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have.  A Fund could, for this or other reasons, suffer a loss with respect to those instruments.  The Adviser monitors the liquidity of a Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Zero-Coupon Securities.
Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date.  The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance.  The original issue discount on the zero-coupon securities must be included ratably in the income of a Fund (and thus an investor’s) as the income accrues, even though payment has not been received.  Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations, which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities.  The underwriters of these certificates or receipts generally purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. government security.  These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. government security.  The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Risks of Debt Securities.

General.
The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates.  There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates.  The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates.  All debt securities, including U.S. government securities, can change in value when there is a change in interest rates.  Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities.  As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund’s investment portfolio are paid in full at maturity.  In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.  Bankruptcy, litigation or other conditions, may impair an issuer’s ability to pay, when due, the principal of and interest on its debt securities may become impaired.

Credit Risk.
Each Fund’s investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  To limit credit risk, a Fund will only purchase debt securities that are rated in the top four long-term categories by an NRSRO or in the top two short-term categories by an NRSRO (“investment grade securities”).  The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch.  Each Fund may purchase unrated securities if the Adviser at the time of purchase, determines that the security is of comparable quality to a rated security that a Fund may purchase.  Unrated securities may not be as actively traded as rated securities.  A Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund’s lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund.  Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.  A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A.

Moody’s, Standard & Poor’s and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities.  The Adviser may use these ratings to determine whether to purchase, sell or hold a security.  Ratings are not, however, absolute standards of quality.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Consequently, similar securities with the same rating may have different market prices.  In addition, rating agencies may fail to make timely changes in credit ratings and the issuer’s current financial condition may be better or worse than a rating indicates.

Mortgage-Related Securities.
The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved.  The ability of a Fund to successfully utilize mortgage-related securities depends in part upon the ability of the Advisers to forecast interest rates and other economic factors correctly.  Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions.  In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities.  In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool.  The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting a Fund’s yield.  Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments.  If this occurs, a Fund’s yield will correspondingly decline.  Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other debt securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates.  A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, reducing their sensitivity to changes in market interest rates.  To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral.  This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these.  Each Fund will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities.

Asset-Backed Securities.
Like mortgage-related securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities.  Asset-backed securities present certain additional and unique risks.  Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due.  Automobile receivables generally are secured by automobiles.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities.  In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities.  In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of each Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

Each Fund is diversified.  This means that as to 75% of a Fund’s total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) no more than 10% may be invested in the outstanding voting securities of a single issuer.

Each Fund has adopted the following fundamental investment limitations that cannot be changed by the Board without shareholder approval.  Each Fund may not:

Borrowing Money
Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.

Concentration
Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.  For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the U.S. (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction.  Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies provided that the Fund treats the assets of the investment companies in which it invests as its own for this policy.

Underwriting Activities
Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

Making Loans
Make loans to other parties.  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

Purchases and Sales of Real Estate
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

Purchases and Sales of Commodities
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Issuance of Senior Securities
Issue senior securities except pursuant to Section 18 of the 1940 Act.

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Each Fund has adopted the following non-fundamental investment limitations that may be changed by the Board without shareholder approval.  The Fund may:

Purchases on Margin
Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Illiquid Securities
Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable.  The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

Securities of Investment Companies
Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

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The Winslow Green Growth Fund has adopted the additional following non-fundamental investment limitations:

Short Sales
Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Exercising Control of Issuers
Make investments for the purpose of exercising control of an issuer.  Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  (See “Execution of Portfolio Transactions and Brokerage”.)

Because the Funds are newly formed funds that have yet to commence operations, no portfolio turnover information is disclosed.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Funds.  The policy was developed in consultation with the Adviser and has been adopted by the Adviser.  Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with this policy.  The Board considered the circumstances under which a Fund’s portfolio holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, the principal underwriter or any other affiliated person of the Fund.  After due consideration, the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds.  Pursuant to the policy, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the policy, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy.  The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  In addition, the Funds disclose their complete portfolio holdings and certain other portfolio characteristics on the Funds’ website at www.winslowgreen.com generally within ten business days after the calendar month-end.  The calendar quarter-end portfolio holdings for the Funds will remain posted on the Funds’ website until updated with the next required regulatory filing with the SEC.  Portfolio holdings information posted on the Funds’ website may be separately provided to any person, commencing on the day after it is first published on the Funds’ website.  In addition, the Funds may provide their complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of a Fund and the interests of Adviser or an affiliated person of the Adviser, the Adviser’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made.  Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed including a duty not to trade on non-public information:  fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Funds or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities.  Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, in accordance with the policy, when the Funds have a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Adviser, its affiliates or employees, the Funds, or any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

There can be no assurance that the policy and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and Officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	2	Allegiant Funds.
Wallace L. Cook (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Financial Consultant; formerly, Senior Vice President, Rockefeller Trust Co.; Financial Counselor, Rockefeller & Co.	2	The Dana Foundation; The University of Virginia Law School Foundation.
Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	2	None.
Steven J. Paggioli (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	2	Trustee, Managers Funds; Trustee, Managers AMG Funds.

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004 Indefinite Term; Since December 2005.	Vice President, U.S. Bancorp Fund Services, LLC since July 2001.	2	Not Applicable.
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2002.	Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services, LLC since 1997; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000- 2003).	2	Not Applicable.
(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment Adviser with any other series.

Trust Committees.
The Trust has four standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating Committee will consider nominees nominated by shareholders.  Recommendations by shareholders should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee is comprised of all of the Independent Trustees.  The Audit Committee typically meets on a quarterly basis with respect to each series of the Trust and may meet more frequently.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a fund’s financial statements and to ensure the integrity of a fund’s pricing and financial reporting.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed.

The Trust’s Committees have not met with respect to the Funds, as the Funds were series of another Trust prior to the date of this SAI.

Trustee Ownership of Fund Shares and Other Interests.

The following table shows the amount of shares in the Funds and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2007.

Name	Dollar Range of Winslow Green Growth Fund Shares(1)	Dollar Range of Winslow Green Solutions Fund Shares(1)	Aggregate Dollar Range of Fund Shares in the Trust
Dorothy A. Berry	None	None	$10,001-$50,000
Wallace L. Cook	None	None	$50,001-$100,000
Carl A. Froebel	None	None	$10,001-$50,000
Steven J. Paggioli	None	None	$10,001-$50,000
(1)	As the Funds have not commenced operations, no Trustees owned shares of the Fund as of December 31, 2007.

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Funds’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Funds’ principal underwriter or any of its affiliates.

Compensation.
Independent Trustees receive an annual retainer of $40,000.  Independent Trustees also receive additional fees for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required.  The Chairman of the Board of Trustees receives an additional annual retainer of $8,000.  The Trustees are also reimbursed for expenses in connection with each Board meeting attended. The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

As the Funds were not a part of the Trust prior to the date of this SAI, the Trustees did not receive compensation from the Funds.

CODES OF ETHICS

The Trust, the Adviser and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of the Adviser and the principal underwriter to invest in securities that may be purchased or held by a Fund.

PROXY VOTING POLICIES

The Board has adopted proxy voting policies which delegate to the Adviser the responsibility to vote proxies relating to portfolio securities held by each Fund.  As a fiduciary with respect to that responsibility, the Adviser will vote all proxies for portfolio securities in a manner considered to be in the best interests of the Funds and the Adviser’s other clients.  The Adviser has adopted policies and procedures that describe the manner in which the Adviser handles, researches, votes and maintains reports on proxy voting.  The Adviser has retained Institutional Shareholder Services (“ISS”) to provide legal oversight, in-depth analysis, and recommendations on all proxy matters.  ISS is nationally recognized as one of the leading independent providers of corporate governance information.

The Adviser uses the voting guidelines set forth in ISS Policies and Procedures.  As a general principle, the Adviser’s proxy voting policy is designed to ensure that the Adviser is voting in the best interests of the Funds and their shareholders in terms of the potential economic return on each Fund’s investment.  In addition, this policy and the ISS guidelines are based on the premise that good corporate governance ultimately results in increased shareholder value.  In determining the vote on a given proposal, the Adviser will not consider any benefit to the Adviser or its clients other than the benefits to the owner of the securities to be voted.

As a general practice, and subject to case by case considerations, proposals that are designed to either dissuade or preclude the acquisition or merger of a company have the effect of diluting the value of the existing shares outstanding, or reduce the power of shareholders over company actions will be rejected.  The Adviser will usually vote for proposals relating to the general election of directors or auditors (absent questions of independence or contested elections), committee responsibilities, debt limits, indemnification, meeting dates or times, company names, and other routine matters.  The Adviser will also usually vote for management sponsored compensation plans if they are consistent with business practices.  Proposals that dilute shareholder interests, provide excessive awards, establish poison pills, require supermajority voting or have other objectionable features will generally be rejected.  The Adviser and ISS review, on a case by case basis, proposals relating to business transactions, such as mergers, acquisitions, reorganizations, etc.

The Adviser has adopted the procedures to assist in the review of proxies, the voting of those proxies in accordance with firm policy and the maintenance of voting records.  The Adviser uses ISS to implement its proxy voting process and to provide proxy voting analysis and record keeping services. The Adviser has reviewed and approved the ISS guidelines on how ISS votes on particular proposals. In addition, the Adviser’s investment personnel are generally aware of the proposals that are being submitted to shareholders of the companies invested in by the Adviser.  ISS shall vote the received proxies in accordance with its guidelines, unless other instructions are given to ISS by the Adviser to vote a different way.  A summary of the voting records of ISS are reviewed by the Adviser’s compliance officer and chief investment officer.

The Trust is required to file Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  Form N-PX for the Funds is available without charge, upon request, by calling toll-free 800-536-3230 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  Because the Funds are newly formed funds that have yet to commence investment operations as of the date of this SAI, no person owned of record or beneficially 5% or more of the outstanding shares of any class of shares of the funds and the Trustees and officers as a group did not own any shares of the Funds.

THE FUNDS’ INVESTMENT ADVISER

Winslow Management Company, LLC, 99 High Street, 12th Floor, Boston, Massachusetts, 02110, acts as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. Jackson W. Robinson and Matthew W. Patsky control the Adviser as a result of their ownership interest in the Adviser.

After an initial two year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than a 60-day, nor less than a 30-day, written notice when authorized either by a majority vote of a Funds’ shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than a 60-day, nor less than a 30-day, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly, based on a rate equal to 0.90% of each Fund’s average daily net assets as specified in the Funds’ Proxy Statement/Prospectus.  However, the Adviser may voluntarily agree to reduce a portion of the fees payable to it on a month to month basis.  Because the Funds are newly formed funds that have yet to commence operations, no advisory fees have been paid by the Funds as of the date of this SAI.
The Adviser has contractually agreed to reduce fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, extraordinary, interest and tax expenses) in order to limit each Fund’s Net Annual Operating Expenses for shares of the Funds to 1.45% for the Investor Class and 1.20% for the Institutional Class (Winslow Green Growth Fund only), of each Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect for at least the one year period shown in the Example contained in the Proxy Statement/Prospectus and may continue for an indefinite period thereafter as determined by the Board.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement is subject to the Board’s review and approval.  This reimbursement may be requested by the Adviser if the aggregate amount actually paid by each Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

Portfolio Managers.
The Funds are managed by Jackson W. Robinson and Matthew W. Patsky.  The following provides information regarding other accounts managed by each member of the investment committee as of December 31, 2007.

Jackson W. Robinson
Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	0
Other Pooled Investment Vehicles	1	$21	0	0
Other Accounts	16	$81	0	0

Matthew W. Patsky
Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	12	$69	0	0

The compensation of Messrs. Robinson and Patsky is comprised of capital distributions from the Adviser.  Factors influencing the distributions include the individual portfolio manager’s performance and the performance of the Adviser.  The Adviser management’s assessment of performance is not formula-based and is not tied to the value of client assets.  Distributions are paid in cash.  In addition, Messrs. Robinson and Patsky receive a percentage of any annual performance incentive fee generated by the Winslow Hedge Fund, L.P.  Subject to a loss carry forward provision or “high water mark”, 20% of each limited partner’s share of the limited partnership’s net profits will be reallocated to the general partner’s capital account of which a portion will be paid to the general partner and to others, including Mr. Patsky and Mr. Robinson, at Mr. Robinson’s discretion.  The general partner of the Winslow Hedge Fund, L.P. is Winslow General Partners, LLC, an entity controlled by Mr. Robinson.  This payment is made in cash and is considered by the Adviser as part of the portfolio manager’s overall compensation when determining capital distributions for the year.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, the Adviser’s portfolio managers, who manage multiple accounts, are presented with the following potential conflicts:

•
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of a Fund and/or other account.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of a Fund.  Nevertheless, the Adviser seeks to manage any competing interests for the time and attention of portfolio managers by having a primary and back-up portfolio manager assigned to each account. The Adviser also maintains a Code of Ethics to detect and prevent activities of employees that would result in a breach of the Adviser’s fiduciary duties to a Fund.

•
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To address this situation, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for a Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as the other pooled investment vehicle that is not a registered mutual fund, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Adviser may place separate, non-simultaneous, transactions for another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or other account.  To address this situation, the Adviser maintains a procedure that requires all client-directed brokerage be executed after non-directed brokerage.

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Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.  To address this situation, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

As set forth above, the Adviser has adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Because the Funds are newly formed funds that have yet to commence operations, the portfolio managers do not beneficially own shares of the Funds as of the date of the SAI.

SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant.
U.S. Bancorp Fund Services, LLC, (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator to the Funds pursuant to an administration agreement (the “Administration Agreement”).  USBFS provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Because the Funds are newly formed funds that have yet to commence operations, the Funds have not paid any fees to the Administrator or fund accountant as of the date of this SAI.

Custodian.
U.S. Bank, National Association is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  USBFS, the Custodian, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm and Legal Counsel.
______, ______, ______, _____, _____ _____, is the independent registered public accounting firm for the Funds.
Paul, Hastings, Janofsky & Walker LLP, Park Avenue Tower, 75 East 55th Street, New York, New York, 10022 serves as legal counsel to the Trust.

EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will seek best execution.  The full range and quality of services will be considered in making this determination, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer best execution, the Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreements with the Funds, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Authority (“FINRA”) and the SEC.  Such broker-dealers may include Stephens Inc., an affiliate of the Adviser.  Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934 when it is determined that more than one broker-dealer can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. Additionally, in accordance with procedures adopted by the Trust, the Adviser may direct transactions to a broker-dealer with which it has an affiliation.

Investment decisions for the Funds are made independently from those of other client accounts or mutual funds managed or advised by the Adviser.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such other accounts.  In such event, the position of a Fund and such client account(s) in the same issuer may vary and the length of time that each may hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts seeks to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned.  In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers.

Because the Funds are newly formed funds that have yet to commence operations, no brokerage commissions have been paid by the Funds as of the date of this SAI.

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion, or subscription rights.  Shares issued and sold by the Funds are deemed to be validly issued, fully paid and non-assessable by the Trust.  Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of the Fund upon liquidation or dissolution.  Each Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees.  While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

SHAREHOLDER SERVICING PLAN

Pursuant to a Shareholder Service Plan (the “Plan”) established by the Funds with respect to the Investor Class of each Fund, the Administrator is authorized to perform, or arrange for the performance of, certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by the Administrator (“Shareholder Servicing Activities”).  Under the Plan, the Administrator may enter into shareholder service agreements with Financial Institutions, including the Adviser or other persons, who provide Shareholder Servicing Activities for their clients invested in the Fund.

Shareholder Servicing Activities shall include one or more of the following:  (1) establishing and maintaining accounts and records for shareholders of a Fund; (2) answering client inquiries regarding the manner in which purchases, exchanges and redemptions of shares of a Fund may be effected and other matters pertaining to the Fund’s services; (3) providing necessary personnel and facilities to establish and maintain client accounts and records; (4) assisting clients in arranging for processing purchase, exchange and redemption transactions; (5) arranging for the wiring of funds; (6) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (7) integrating periodic statements with other shareholder transactions; and (8) providing such other related services as the shareholder may request.

As compensation for the Shareholder Servicing Activities, each Fund pays the shareholder servicing agent, through the Administrator, a fee of up to 0.25% of each Fund’s average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees.  The Plan may be terminated without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by the Administrator.

DETERMINATION OF NET ASSET VALUE

The NAV per share of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Valuation Committee considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  In order to reflect their fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

The securities in the Funds’ portfolios, including ADRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Proxy Statement/Prospectus regarding the purchase and redemption of the Funds’ shares.

How to Buy Shares.
In addition to purchasing shares directly from the Funds, you may purchase shares of the Funds from certain financial intermediaries and their agents that have made arrangements with the Funds and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of Fund shares is its NAV plus any applicable sales charges.  Shares are purchased at the public offering price next determined after USBFS receives your order in proper form as discussed in the Fund’s Proxy Statement/Prospectus.  In order to receive that day’s public offering price, USBFS must receive your order in proper form before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments and redemption fees for certain fiduciary and retirement plan accounts, for employees of the Adviser or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

In addition to cash purchases, a Fund’s shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities.  Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board.

Automatic Investment Plan.
As discussed in the Proxy Statement/Prospectus, the Funds provide an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of a Fund on a regular basis.  All record keeping and custodial costs of the AIP are paid by the Funds.  The market value of a Fund’s shares is subject to fluctuation.  Prior to participating in the AIP, an investor should note that the AIP does not assure a profit nor does it protect against depreciation in declining markets.

How to Sell Shares and Delivery of Redemption Proceeds.
You can sell your Fund shares any day the NYSE is open for regular trading. Payments to shareholders for Fund shares redeemed directly from the Funds will be made as promptly as possible but no later than seven days after receipt by USBFS of the written request in proper form, with the appropriate documentation as stated in the Funds’ Proxy Statement/Prospectus, except that the Funds may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions.
As described in the Proxy Statement/Prospectus, shareholders with telephone privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiries from any person claiming to be a shareholder, the Funds or their authorized agents may carry out the instructions and/or to respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine.  If it fails to employ reasonable procedures, the Funds and USBFS may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, that to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact USBFS.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting USBFS by telephone.  In this event, you may wish to submit a written redemption request, as described in the Proxy Statement/Prospectus.  The Telephone Redemption Privilege may be modified or terminated without notice.

Redemptions In-Kind.
The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets).  The Funds have reserved the right to pay the redemption price of their shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold.  If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash.

The Funds do not intend to hold any significant percentage of its portfolio in illiquid securities, although a Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event a Fund were to elect to make an in-kind redemption, each Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Funds do not anticipate that they would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DISTRIBUTIONS AND TAX INFORMATION
Distributions.
Dividends from net investment income and distributions from net profits from the sale of securities are generally made at least annually, as described in the Proxy Statement/Prospectus.  Also, the Funds typically distribute any undistributed net investment income on or about December 31 of each year.  Any net capital gains realized through the period ended November 30 of each year will also be distributed by December 31 of each year.

Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution.  In January of each year each Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information.
Each series of the Trust, including the Funds, is treated as a separate entity for federal income tax purposes.  The Funds intend to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided they comply with all applicable requirements regarding the source of their income, diversification of their assets and timing of distributions.  The Funds’ policy is to distribute to shareholders all of their investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes. To comply with the requirements, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of ordinary income for such year, (ii) at least 98% of the excess of realized capital gains over realized capital losses for the 12-month period ending on November 30 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.  If, in any taxable year, a Fund fails to qualify as a regulated investment company under subchapter M of the Code, it will be taxed as a corporation.

The Funds’ ordinary income generally consists of interest and dividend income, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Funds.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income.  For individual shareholders, a portion of the distributions paid by the Funds may be qualified dividends eligible for taxation at long-term capital gain rates to the extent the Funds designate the amount distributed as a qualifying dividend.  In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent a Fund designates the amount distributed as a qualifying dividend.  The aggregate amount so designated to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the applicable Fund for their taxable year.  In view of the Funds’ investment policy, it is expected that dividends from domestic corporations will be part of the Funds’ gross income and that, accordingly, part of the distributions by the Funds may be eligible for the dividends-received deduction for corporate shareholders.  However, the portion of the Funds’ gross income attributable to qualifying dividends is largely dependent on the Funds’ investment activities for a particular year and therefore cannot be predicted with any certainty.  The deduction may be reduced or eliminated if the Fund shares held by an individual investor are held for less than 61 days, or Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The Funds will not be subject to corporate income tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.  Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such changes could affect the validity of this discussion.  The discussion also represents only a general summary of tax law and practice currently applicable to the Funds and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of the Funds under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.  Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  Pursuant to a distribution agreement between the Funds and Quasar (the “Distribution Agreement”), Quasar acts as the Funds’ principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of the Funds’ shares.  Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement between the Funds and Quasar has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized either by a majority vote of the Funds’ shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by the Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain Financial Intermediaries who sell shares of the Fund.  The Adviser does not currently intend to make such payments, but reserves the right to initiate payments in the future without notice to shareholders.  These payments may be divided into categories as follows:

Support Payments
Payments may be made by the Adviser to certain Financial Intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and Financial Intermediaries and their sales representatives.  Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

As of the Funds were not a part of the Trust prior to the date of this SAI, support payment information is not available.

Entertainment, Conferences and Events
The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

Each Fund is recently organized and has had no operations of its own as of the date of this SAI, but will be the successor to the corresponding Target Fund, as described in the Proxy Statement/Prospectus dated [March 7, 2008].  The financial statements of each Target Fund are incorporated by reference from Trust’s Annual Report to Shareholders for the fiscal year ended [December 31, 2007] (file Nos. 333-17217 and 811-07953)

PRO FORMA FINANCIAL STATEMENTS
The following tables set forth the pro forma Schedule of Investments as of [December 31, 2007], the pro forma condensed Statement of Assets and Liabilities as of [December 31, 2007], and the pro forma condensed Statement of Operations for the twelve-month period ended [December 31, 2006] for the Winslow Green Growth Fund and Winslow Green Solutions Fund, as adjusted giving effect to the Reorganization.  The pro forma Schedule of Investments contains information about the securities holdings of the combined Fund as of [December 31, 2007], which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions.  Thus, it is expected that some of each Target Fund’s holdings may not remain at the time of the Reorganization.

[INSERT 12/31/2007 PRO FORMA FINANCIAL STATEMENTS HERE]

APPENDIX A
COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1-Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime - 2 - Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A - 1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A - 2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”

APPENDIX B - PROXY VOTING POLICY

MANAGEMENT PROPOSALS
1. Director-Related Issues
A corporation’s board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation’s business.  The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as guardians of shareholders’ interests.

The role and responsibilities of directors has been the subject of much discussion and debate over the past decade. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations about corporate boards. The press has hounded bad boards, and institutional investors have used their power to force changes as well. Corporate America has responded, embracing in principle many of the reforms championed by its critics.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board’s most important responsibility is to ensure that the corporation is managed in shareholders’ best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, and local communities.

The board’s principal functions are widely agreed to consist of the following:

•	To select, evaluate, and if necessary replace the chief executive officer
•	To review and approve major strategies and financial objectives
•	To advise management on significant issues
•	To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law
•	To nominate directors and otherwise ensure that the board functions effectively

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve.  Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure and composition of the board.

Winslow classifies directors as either inside directors, affiliated directors, or independent directors.  The following chart outlines the requirements for the various classifications:

DIRECTOR CATEGORIZATION CHART
Inside Director:	• employee of the company or its affiliates
• non-employee officer of the company if he/she is among the five most highly compensated individuals
• listed as a Section 16 officer in the 10-K or proxy statement[1]
• current interim CEO

•  beneficial ownership of more than 50% of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group; e.g. members of a family beneficially own less than 50% individually, but combined own more than 50%)

Affiliated Director:	• former executive employee of company or its affiliates

•  former interim CEO if the service was longer than one year or if the service was between six months and a year and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO’s compensation

• former executive of an acquired firm, within the past five years
• executive of a former parent firm or affiliate at the time the company was sold or split off from the parent/affiliate
• executive, former executive, general or limited partner of a joint venture or partnership with the company
• relative of current employee of company or its affiliates[2]
• relative of former executive of company or its affiliates within the last five years
• currently provides (or a family member provides) professional services to company or its affiliates or to its officers
• employed by (or a family member is employed by) a significant customer or supplier[3]
• has (or a family member has) any transactional relationship with company or its affiliates excluding investments in the company through a private placement
• has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders
• has (or a family member has) interlocking relationships as defined by the SEC involving members of the board of directors of its Compensation and Stock Option Committee[4]

1
“Executives” (Officers subject to Section 16 of the Securities and Exchange Act pf 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, any vice president in charge of a principal business unit, division, or function, and any other officer who performs policy making functions). Corporate secretaries and general counsels not listed as officers and not employed by the company will be considered AO’s. “Affiliate” includes a subsidiary, sibling company, or parent company.

2	"Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.
3
If the company makes or receives payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

DIRECTOR CATEGORIZATION CHART
• founder of a company but not currently an employee
• Trustee, director or employee of a charitable or non-profit organization that receives grants or endowments from the company or its affiliates

•  Board attestation that an outside director is not independent or the outside director is considered non-independent under the relevant listing rules, except where such designations are not in conformity with our independence/non-independence criteria

Independent Director:	• no connection to company other than board seat
• even if a director has served on the board for over ten years, he/she is still considered to be independent; however, our analysis will indicate the year directors joined the board.

1a.  Uncontested Election of Directors

We will recommend withholding support for individual nominees or entire slates if we believe that such action is in the best interests of shareholders.  In addition to independence, we monitor attendance, stock ownership, conflicts of interest, diversity, and the number of boards on which a director serves.

•	Votes on individual director nominees are made on a case-by-case basis.
•	Votes should be withheld from directors who:

•	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences
•	implement or renew a dead-hand or modified dead-hand poison pill
•	Have adopted a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
•	sit on more than six public company boards or are CEOs of public companies and sit on more than two public company boards besides their own, but only at their outside directorships
•
are on the compensation committee when there is a negative correlation between chief executive pay and company performance, or for poor compensation practices including excessive perks and egregious employment contracts

•	have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
•	ignore a shareholder proposal that is approved by a majority of the votes outstanding
•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	have failed to act on takeover offers where the majority of the shareholders have tendered their shares
•
serve as members of the Audit Committee when more than 50 percent of the total fees paid to the auditor is attributable to non-audit work OR if a company is found to have pulled auditor ratification from the ballot within the past year

•	are inside or affiliated directors and sit on the audit, compensation, or nominating committees
•	are inside or affiliated directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

4
Interlocks include: (a) executive officers serving on each other’s compensation or similar committees as directors or (b) executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committee.

•
serve as a member of the Nominating Committee that has failed to establish gender and/or racial diversity on the board. If the company does not have a formal nominating committee, votes will be withheld from the entire slate.

•	serve as a member of the Compensation Committee that has approved egregious compensation packages or has failed to adequately disclose the details of such packages.
•
Serve at a Russell 3000 company that underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

Special attention will be paid to companies that show a high level of disregard for shareholder and stakeholder interests; Winslow will consider withholding votes from the entire board of directors in these cases.  In addition, we will recommend withholding votes from the entire board if the board is not composed of a majority of independent directors.  We will also highlight other governance concerns in the analyses, including whether the company has combined the roles of Chairman and CEO.

1b. Contested Election of Directors
Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:
•	long-term financial performance of the target company relative to its industry; management's track record;
•	background to the proxy contest;
•	qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;
•	stock ownership positions; and
•	impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

1c. Classified Board
Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms.  Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests.  Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.  In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election.  The classified board structure can also limit shareholders’ ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity.  In addition to these concerns, empirical evidence has suggested that such a structure is not in shareholders’ best interests from a financial perspective.  Studies performed by SEC economists and by academics support the view that classified boards are contrary to shareholder interests.  For example, the SEC studied the impact of 649 antitakeover proposals, including classified boards, submitted between 1979 and 1985.  Stocks within the group showed an average loss in value of 1.31 percent.  While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, we recommend against the adoption of classified boards.

•	Vote for proposals to declassify the board the directors.
•	Vote against proposals to classify the board of directors.

1d. Shareholder Ability to Remove Directors
Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws.  Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

•	Vote against proposals that provide that directors may be removed only for cause.
•	Vote for proposals to restore shareholder ability to remove directors with or without cause.
•	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

1e. Cumulative Voting
Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding—the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2  percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

•	Vote against management proposals to eliminate cumulative voting.

1f. Alter Size of the Board
Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.  Winslow supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

•	Vote for proposals that seek to fix the size of the board.
•	Vote case-by-case on proposals that seek to change the size or range of the board.
•	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

2. Ratification of Auditors
Annual election of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.  Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. Winslow will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot. In cases where a company has pulled auditor ratification from the ballot within the last year, we will withhold votes from audit committee members.

In the summer of 2002, the U.S. Justice Department indicted Arthur Andersen for obstruction of justice in matters relating to the federal investigation of Enron Corp., and Arthur Andersen’s viability as a stand-alone firm has been called into doubt by client and employee defections. In light of recent controversies surrounding companies audited by Arthur Andersen, we question the reliability and independence of their auditing services.

•
Vote for proposals to ratify auditors, unless the non-audit fees paid represent 50 percent or more of the total fees paid to the auditor or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

•	Withhold votes from members of the Audit Committee, if a company is found to have pulled auditor ratification from the ballot.
•
Withhold votes from members of the Audit Committee, if material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there is chronic internal control issues and an absence of established effective control mechanisms.

3. Proxy Contest Defenses / Tender Offer Defenses
Corporate takeover attempts come in various guises.  Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation.  The bidder may offer to purchase the company for cash and/or securities.  If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval.  If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation’s shareholders. Such offers are referred to as hostile tender bids.  Prior to 1968, tender offers were not federally regulated.  In 1968, Congress enacted the Williams Act as an amendment to the 1934 Securities and Exchange Act to regulate all tender offers.  The Securities and Exchange Commission has adopted regulations pursuant to the Williams Act that are intended to promote fairness and prevent fraudulent or manipulative practices.  At the same time, many of the states have enacted statutes that are aimed at protecting incorporated or domiciled corporations from hostile takeovers.  Many of these state statutes have been challenged as being unconstitutional on grounds that they violate the Williams Act and the commerce and supremacy clauses of the U.S. Constitution.  Most statutes, however, have been upheld.  The result is a complex set of federal and state regulation, with federal regulation designed to facilitate transactions and state laws intended to impede them.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time.  The most common defenses are the shareholders rights protection plan, also know as the poison pill, and charter amendments that create barriers to acceptance of hostile bids.  In the U.S., poison pills do not require shareholder approval.  Shareholders must approve charter amendments, such as classified boards or supermajority vote requirements.  In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

3a. Shareholder Ability to Call Special Meeting
Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•	Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
•	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

3b. Shareholder Ability to Act by Written Consent
Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•	Vote for proposals to allow or facilitate shareholder action by written consent.
•	Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

3c. Poison Pills
Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following:  1) dilute the acquirer’s equity holdings in the target company; 2) dilute the acquirer’s voting interests in the target company; or 3) dilute the acquirer’s equity holdings in the post-merger company.  Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

•
Review on a case-by-case basis management proposals to ratify a poison pill.  Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

3d. Fair Price Provisions
Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value.  Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

•	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

3e. Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

•	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
•	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

3f. Unequal Voting Rights
Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insolate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

•	Generally vote against dual class.
•	Vote for dual class recapitalizations when the structure is designed to protect economic interests of investors.

3g. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

•	Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
•	Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

3h. Supermajority Shareholder Vote Requirement to Approve Mergers
Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

•	Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
•	Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

3i. Director and Officer Liability Protection
Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law.  In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence.  While we recognize that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, we believe the great responsibility and authority of directors justifies holding them accountable for their actions.  Each proposal addressing director liability will be evaluated consistent with this philosophy. We may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but we may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

•
Vote against proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

3j. Director and Officer Indemnification
Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company.  Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense.  We may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

•
Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

•
Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

4. Miscellaneous Governance Provisions
4a. Confidential Voting
Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals.  In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

•	Vote for management proposals to adopt confidential voting.

4b. Bundled Proposals
•
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

4c. Adjourn Meeting if Votes are Insufficient
Companies may ask shareholders to adjourn a meeting in order to solicit more votes.  Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

•	Vote against proposals to adjourn the meeting when votes are insufficient.

4d. Changing Corporate Name
Proposals to change a company’s name are generally routine matters.  Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

•	Vote for changing the corporate name.

4e. Other Business
Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting.  Only issues that may be legally discussed at meetings may be raised under this authority.  However, shareholders cannot know the content of these issues so they are generally not supported.

•	Vote against other business proposals.

5. Capital Structure
The equity in a corporate enterprise (that is, the residual value of the company’s assets after the payment of all debts) belongs to the shareholders.  Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value.  As such, certain actions undertaken by management in relation to a company’s capital structure can be of considerable significance to shareholders.  Changes in capitalization usually require shareholder approval or ratification.

5a. Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.
Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company’s need for additional shares, and the company’s performance as compared with their industry peers. A company’s need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance.  For industry peer comparisons, Winslow relies on data compiled by ISS on common stock authorization proposals for companies comprising 98 percent of the investable U.S. equity market.  Companies are classified into one of 11 peer groups and each company’s performance is measured on the basis of three-year total shareholder returns.

Winslow evaluates on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense.

•	Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

5b. Stock Distributions: Splits and Dividends
•
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

5c. Reverse Stock Splits
Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

•	We will review management proposals to implement a reverse stock split on a case-by-case basis.
•	We will generally vote for a reverse stock split if management provides a reasonable justification for the split and the company’s authorized shares are adjusted accordingly.

5d. Blank Check Preferred Authorization
Preferred stock is an equity security, which has certain features similar to debt instruments , such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion—with voting rights, conversion, distribution and other rights to be determined by the board at time of issue.  Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

•	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
•	Review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.
•
Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.  If the company does not have any preferred shares outstanding we will vote against the requested increase.

•	Vote for requests to require shareholder approval for blank check authorizations.

5e. Adjustments to Par Value of Common Stock
Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks, and other legal requirements relating to the payment of dividends.

•	Vote for management proposals to reduce the par value of common stock.

5f. Preemptive Rights
Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class.  These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

•
Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

5g. Debt Restructurings
Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan will be analyzed considering the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

•	Review on a case-by-case basis proposals regarding debt restructurings.

5h. Share Repurchase Programs
•	Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

6. Executive and Director Compensation
As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues.  Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans.

Without a doubt, stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors.  Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders.  Clearly, reasonable limits must be set on dilution as well as administrative authority.  In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types.  Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders, include: excessive dilution; options awarded at below-market discounts; permissive policies on pyramiding; restricted stock giveaways that reward tenure rather than results; sales of shares on concessionary terms; blank-check authority for administering committees; option repricing or option replacements; accelerated vesting of awards in the event of defined changes in corporate control; stand-alone stock appreciation rights; loans or other forms of assistance; or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests.  Also favorable are performance programs of two or more year duration; bonus schemes that pay off in non-dilutive, fully deductible cash; 401K and other thrift or profit sharing plans; and tax-favored employee stock purchase plans.  In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

6a. Equity-Based Incentive Plans
The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) instead of simply focusing on voting power dilution. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to Global Industry Classification Standard (GICS) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company-specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation. In addition, we prefer that companies take additional steps to improve the incentive value of the plan, particularly those that aim to encourage executives to focus on long term performance.  Holding periods, vesting provisions, and additional performance criteria are therefore encouraged.

Vote recommendations are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against recommendation is made. If the proposed cost is below the allowable cap, a vote for the plan is recommended unless the plan violates the repricing guidelines or there are other significant concerns with the plan. Winslow will vote against incentive plans with greater than ten percent dilution. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.  We will also give special consideration to companies that have been unresponsive to shareholder concerns with executive compensation issues.

In the event there is a disconnect between the CEO’s pay and performance, where the main source for the pay increase is equity-based and the CEO participates in the plan being voted on, specifically, if more than half of the increase in total direct compensation is attributable to the equity component, we will generally recommend against the equity plan in which the CEO participates. In the case of a disconnect between the CEO's pay and performance, we will also recommend withhold votes from the compensation committee members whether or not an equity plan is on the ballot.

We will also consider the average three-year burn rate of companies in evaluating the costs of equity plans. Annual burn-rate levels are becoming important to institutional investors. Burn-rate, also known as run rate, is another measure of dilution that shows how rapid the company is depleting its shares reserved for equity compensation plans. It also captures the annual cost of granting equity to employees in terms of shares. The burn rate policy shall apply when there is an equity plan on the ballot.

•	Votes with respect to compensation plans should be determined on a case-by-case basis.

6b. Approval of Cash or Cash-and-Stock Bonus Plans
Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

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Vote for plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

6c. Employee Stock Purchase Plans
Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder’s perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPP plans will soon have an expense charge to the income statements. Therefore, some companies offer nonqualified ESPP.

For nonqualified ESPPs, companies provide a match to employees’ contributions instead of a discount in stock price. Also, limits are placed on employees’ contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the IRC, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

•	Vote for qualified employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.
•	Vote against qualified employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

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Vote for nonqualified employee stock purchase plans with broad-based participation, limits on employee contribution, company matching of up to 25 percent, and no discount on the stock price on the date of purchase.

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Vote against nonqualified employee stock purchase plans without broad-based participation, or when company matching exceeds 25 percent, or discounts are offered on the stock price at the date of purchase.

6d.  Outside Director Stock Awards / Options in Lieu of Cash
These proposals seek to pay outside directors a portion of their compensation in stock rather than cash.  By doing this, a director’s interest may be more closely aligned with those of shareholders.

•	Vote for proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

7. Mergers and Corporate Restructurings
A merger occurs when one corporation is absorbed into another and ceases to exist.  The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation.  The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger.  Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer’s outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal.  Under most state laws, however, a target company must submit merger agreements to a shareholder vote.  Shareholder approval is required in the formation of a consolidated corporation.

7a. Mergers and Acquisitions
When voting on mergers and acquisitions we will take into account at least the following:

• anticipated financial and operating benefits; • offer price (cost vs. premium); • prospects of the combined companies; • how the deal was negotiated;
• the opinion of the financial advisor; • potential conflicts of interest between management’s interests and shareholders’ interests;

• changes in corporate governance and their impact on shareholder rights; and
• impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

•	Votes on mergers and acquisitions are considered on a case-by-case basis.

7b. Voting on State Takeover Statutes
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We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

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We generally vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

7c. Voting on Reincorporation Proposals
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Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.  Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations. Reincorporations into “tax havens” will be given special consideration.

7d. Corporate Restructuring
•	Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

7e. Spin-offs
•	Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

7f. Asset Sales
•	Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

7g. Liquidations
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Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

7h. Appraisal Rights
Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

•	Vote for proposals to restore, or provide shareholders with, rights of appraisal.

7i. Going Private Transactions

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Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

•	Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•      Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•      Cash-out value;
•      Whether the interests of continuing and cashed-out shareholders are balanced; and
•      The market reaction to public announcement of transaction.

8. Mutual Fund Proxies
8a. Election of Trustees
Votes on trustee nominees are made on a case-by-case basis, votes on the entire board of directors will examine the following factors: Votes should be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences
2)	implement or renew a dead-hand or modified dead-hand poison pill
3)	ignore a shareholder proposal that is approved by a majority of the votes cast
4)	have failed to act on takeover offers where the majority of the shareholders have tendered their shares

8b. Investment Advisory Agreement
An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size.

•	Votes on investment advisory agreements should be evaluated on a case-by-case basis.

8c. Fundamental Investment
Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund.

•	Votes on amendments to a fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

8d. Distribution Agreements
Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund’s shares.

•	Votes on distribution agreements should be evaluated on a case-by-case basis.

SHAREHOLDER PROPOSALS

9. Corporate Governance and Executive Compensation
9a. Shareholder meetings/housekeeping issues

9a-1. Rotate Annual Meeting:

The argument in favor of rotating annual meeting location sites is to enable a greater number of shareholders to attend and participate in the meeting.

•	Vote for shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.

9b. Board-Related Issues

9b-1. Declassify Board of Directors:
Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms.  Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests.  Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.  In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election.  The classified board structure can also limit shareholders’ ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity.  In addition to these concerns, empirical evidence has suggested that such a structure is not in shareholders’ best interests from a financial perspective.  Studies performed by SEC economists and by academics support the view that classified boards are contrary to shareholder interests.  For example, the SEC studied the impact of 649 antitakeover proposals, including classified boards, submitted between 1979 and 1985.  Stocks within the group showed an average loss in value of 1.31 percent.  While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, we recommend against the adoption of classified boards.

•	Vote for proposals to declassify the board the directors.

9b-2. Separate Chairman and CEO:
 One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairman’s duty to oversee management is obviously compromised when he is required to monitor himself. Generally we vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

•	Vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

9b-3. Adopt Cumulative Voting:
Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding—the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Cumulative voting therefore makes it easier for dissidents to be elected to a board.

•	Vote for shareholder proposals to permit cumulative voting.

9b-4. Majority of Independent Directors:
We believe that a board independent from management is of vital importance to a company and its shareholders.  Accordingly, we will cast votes in a manner that shall encourage the independence of boards.  Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity within the last five years; past or current employment by a firm that is one of the company’s paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company’s chairman or chief executive officer is also a board member, service with a non-profit that receives significant contributions from the company.

•	Vote for shareholder proposals that request that the board be comprised of a majority of independent directors.
•	Vote for shareholder proposals to strengthen the definition of independence for board directors.

9b-5. Independent Committees:
Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. For example, the NYSE requires that the audit committees of listed companies to be entirely “independent.” SEC proxy rules require disclosure of any members of a compensation committee who have significant business relationships with the company or interlocking directorships. We believe that initiatives to increase the independent representation of these committees or require that these committees be independent should be supported.

•	Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

9b-6. Adopt Director Term Limits:
Those who support term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

•	Vote against shareholder proposals to limit the tenure of outside directors.

9b-7. Implement Director Share Ownership Requirement:
Corporate directors should own some amount of stock of the companies on which they serve as board members. It is a simple way to align the interests of directors and shareholders. However, many highly qualified individuals such as academics and clergy, might not be able to meet this requirement.  A preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on candidates.  Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

•	Vote against shareholder proposals that seek to establish mandatory share ownership requirements for directors.
•	Vote for shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.

9b-8.Majority Threshold Voting Requirement for Directors:
Shareholders have expressed strong support for precatory shareholders on majority threshold voting. We believe shareholders should have a greater voice in regard to the election of directors and believes majority threshold voting represents a viable alternative to the current plurality system in the U.S.

•	Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

9c. Shareholder Rights & Board Accountability

9c-1. Reduce Supermajority Vote Requirements:
Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
•	Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
•	Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

9c-2.  Remove Antitakeover Provisions:
There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company’s board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

•	Vote for shareholder proposals that seek to remove antitakeover provisions.

9c-3. Submit Poison Pill (Shareholder Rights Plan) to a Vote:
Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

•	vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
•	review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
•	Vote case-by-case on proposals to amend an existing shareholder rights plan.

9c-4. Confidential Voting:
Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals.  In an open voting system, management can determine who has voted against its nominees or proposals and then resolicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

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Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

9c-5. Written Consent/Special Meeting:
Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.  Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•	Vote for shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.

9c-6. Elect Auditors/ Ensure Auditor Independence:
These shareholder proposals request that the board allow shareholders to elect the company’s auditor at each annual meeting.  Annual election of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. We believe that shareholders should have the ability to ratify the auditor on an annual basis.

•	Vote for proposals that would allow shareholders to elect the auditors.
•	Vote for proposals that ask a company to adopt a policy on auditor independence
•	Vote for proposals that seek to limit the non-audit services provided by the company’s auditor
•	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.

9c-7. Auditor Rotation:
To minimize any conflict of interest that may rise between the company and its auditor, we support the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, we also believe that the long tenure of audit firms at U.S. companies can be problematic.

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Vote for shareholder proposals to rotate company’s auditor every five years or more. We believe that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

9d. Compensation Issues

9d-1. Increase Disclosure of Executive Compensation:
The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year).  Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it often does not provide a complete picture of the company’s compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management (1) has legitimate reasons for setting specific pay levels, and (2) is held accountable for its actions.

•	Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

9d-2. Limit Executive Compensation:
Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. A Business Week article cited by the AFL-CIO has stated that the average CEO of a major corporation made 42 times the pay of a typical American factory worker in 1980. By 1990, that ratio had more than doubled to 85 times the average factory wage.  Eight years later the ratio was a “staggering” 419 times the average factory wage in 1998.   According to the AFL-CIO, if this rate of growth were to continue, the average CEO’s salary would equal that of about 150,000 American factory workers in the year 2050. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

•	Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.
•	Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

9d-3. Prohibit/Require Shareholder Approval for Option Repricing:
Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. We do not support repricing since it undermines the incentive purpose of the plan. The use of options as incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

•	Vote for shareholder proposals seeking to limit repricing.
•	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

9d-4. Severance Agreements/ Golden Parachutes:
Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary.  Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy, such disclosure is not required of tin parachutes.

•	Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

9d-5. Cash Balance Plans:
A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other business lobbies are forming a Capitol Hill coalition to preserve the essential features of the plans and to overturn a recent IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process.  Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

•	Vote for shareholder proposals calling for non-discrimination in retirement benefits.
•	Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

9d-6. Performance-Based Options/Indexed Options:
We support compensating executives at a reasonable rate and believe that executive compensation should be strongly correlated to performance. We support option plans that provide challenging performance objectives and serve to motivate executives to excellent performance, and oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders. We support stock options as a significant component of compensation, but believes that there should be limits on grants to both individuals and the company’s top executives, including: (1) no individual may be granted more than five percent of the total options granted in a single year, and (2) a company’s group of executive officers may not be granted more than ten percent of the total options granted in the single year.

•	Vote for shareholder proposals to link executive pay to performance, including the use of indexed options and other indicators.

9d-7. Link Compensation to Non-Financial Factors:
 Proponents of these proposals feel that social criteria should be factored into the formulas used in determining compensation packages for executives.  These shareholders are looking for companies to review current compensation practices and to include social performance criteria, such as increasing investment in order to revitalize “distressed areas,” meeting environmental goals, and accounting for “poor corporate citizenship” when evaluating executive compensation.  One of the companies cited by proponents as an example sets annual goals such as employee satisfaction, corporate responsibility, diversity and customer satisfaction as part of a written policy used in linking compensation with financial performance and non-financial bases for evaluation.  Proponents believe that many of these factors such as poor environmental performance, workplace lawsuits, etc. are likely to have an impact on the company’s financial performance in the future if they are not addressed adequately today.  As a result, shareholders believe they should be considered along with traditional financial considerations when determining executive pay.

•	Vote for shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.
•	Vote for shareholder proposals seeking to link executive pay to non-financial factors.

9d-8. Expensing of Stock Options:
 Beginning in 2002, companies came under intense pressure to expense stock options to reflect the true financial impact of the compensation arrangements on the company’s bottom line.  Although a number of companies have already moved to expense options, many have not.  We believe that options expensing provides shareholders with a more accurate view of company performance.

•	Vote for shareholder proposals asking companies to expense stock options.

9e.  Strategic Issues

9e-1. Seek sale of company/assets:
These shareholder proposals generally call for the prompt sale of the company to the highest bidder.  Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

•	We vote on a case-by-case basis proposals that seek the sale of the company or company assets.

9e-2. Hire advisor/maximize shareholder value:
These shareholder proposals recommend that the board engage the services of a nationally recognized investment banker to explore all alternatives to enhance shareholder value, including the possible sale or merger of the company.  Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

•	We vote on a case-by-case basis proposals that request the company hire an advisor to maximize shareholder value.

9e-3. Convert closed-end fund to open-end fund:
Although, approval of these proposals would eliminate the discount at which the fund’s shares trade.  The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

•	Vote case-by-case on shareholder proposals to convert a closed-end fund to an open-end fund.

10. Social & Environmental Proposals

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past.  In addition to moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company.  Among the reasons for this change are:
●	the number and variety of shareholder resolutions on social and environmental issues has increased;
●	many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
●	the proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
●	investors now understand that a company’s response to social and environmental issues can have a serious economic consequences for the company and its shareholders.

In general, we vote for shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder and stakeholder value. We will vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns.  In determining our vote on shareholder social, workforce—and environmental proposals, we also analyze the following factors:

•	whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
•	the percentage of sales, assets and earnings affected;
•	the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
•	whether the issues presented should be dealt with through government or company-specific action;
•	whether the company has already responded in some appropriate manner to the request embodied in a proposal;
•	whether the company's analysis and voting recommendation to shareholders is persuasive;
•	what other companies have done in response to the issue;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal; and
•	whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations.  In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested.  Requests to report such information merit support.  Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. We support shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

10a. Diversity and Workplace Issues
Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace.  However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. Shareholder proposals on diversity may target a company’s board nomination procedures or seek greater disclosure on a company’s programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

•	Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders.
•	Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost.
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The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives.

•	Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs.
•	Reports can be prepared “at reasonable expense” describing efforts to encourage diversified representation on their boards.
•	Board diversification increases the pool of the company’s potential investors because more and more investors are favoring companies with diverse boards.
•	A commitment to diversity in the workforce can lead to superior financial returns.

10a-1. Add Women and Minorities to Board:
Board diversification proposals ask companies to put systems in place to increase the representation of women, minorities, union members or other underrepresented minority groups on boards of directors.  In prior years, board diversification proposals requested that companies nominate board members from certain constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply “make greater efforts” to nominate women and ethnic minorities to their boards.

•	Vote for shareholder proposals that ask the company to take steps to nominate more women and minorities to the board.
•	Vote for shareholder proposals asking for reports on board diversity.
•	Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

10a-2. Prepare Report/Promote EEOC-Related Activities:
Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position.  Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies’ filings to the public, unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

•	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.
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Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

•	Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
•	Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

10a-3. Report on Progress Toward Glass Ceiling Commission Recommendations:
In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing “an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder.”  The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. In recent years, shareholders have submitted proposals asking companies to report on progress made toward the Commission’s recommendations.

•	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.
•	Vote for shareholder proposals seeking to eliminate “glass ceiling” for women and minority employees.

10a-4. Prohibit Discrimination on the Basis of Sexual Orientation:
Federal law does not ban workplace discrimination against gay and lesbian employees, and only a handful of states have enacted workplace protections for these employees.  Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation in their equal employment opportunity (EEO) statements, many still do not. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company’s general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

•	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation.
•	Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation.
•	Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

10a-5. Report on/Eliminate Use of Racial Stereotypes in Advertising:
Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

•	Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.

10a-6. Report on the Distribution of Stock Options by Gender and Race:
Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options.  The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of companies.

•	Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

10b. Codes of Conduct, Labor Standards & Human Rights
Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad.  Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor.   These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Efforts that seek greater disclosure on a company’s labor practices and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

We generally support proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions.  The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations.  Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

10b-1. Codes of Conduct and Vendor Standards:
 In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of conduct or seek greater disclosure on a company’s international workplace standards. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labor Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 175 member nations represented by workers, employers, and governments. The ILO’s general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor.  Each of the 180 member nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation.  The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

•	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.
•	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.
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Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).

•
Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

•
Vote for shareholder proposals that seek publication of a “Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

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Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

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Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

10b-2. Prepare Report on Operations in Burma/Myanmar:
 Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma, and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

•	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.
•	Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
•	Vote shareholder proposals to pull out of Burma on a case-by-case basis.

10b-3. Adopt/Report on MacBride Principles:
 The MacBride Principles, a set of nine fair employment guidelines for companies with operations in Northern Ireland, were created to remedy the under-representation of a minority (Catholics) in the workforce. Critics of the principles, most notably the British Government, point out that companies in Northern Ireland already are subject to Britain’s Fair Employment Act (FEA) that has been credited with significantly improving the representation of Catholics in the workforce in that region.  Some MacBride opponents say that by agreeing to abide by the Principles, companies may unintentionally run afoul of the FEA by engaging in reverse discrimination.  Aware of the potential legal liability, shareholder proponents of the Principles word their MacBride resolutions to request only that firms, “take all lawful steps” to implement the MacBride Principles.

•	Vote for shareholder proposals to report on or to implement the MacBride Principles.

10b-4. Adopt/Report on China Principles:
 Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison labor in manufacturing. In June 23, 1997 the Food and Allied Service Trades Department (FAST) of the AFL-CIO released a report that identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People’s Liberation Army (PLA), and hence ties to prison labor. The US Business Principles for Human Rights of Workers in China may help a company with operations in China avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies who fail to adopt similar principles in other countries recognized for committing gross human rights violations.  Based on the country’s human rights record, investors have asked companies to refrain from beginning new projects in the country until improvements are made. In addition, investors have asked for greater disclosure on the nature of a company’s involvement in the country and on the impact of their involvement.

•	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China
•	Vote for shareholder proposals that ask a company to terminate a project or investment in China.

10b-5. Prepare Report on Company Activities Affecting Indigenous Peoples’ Rights:
 In recent years, a number of US public companies have found their operations or expansion plans in conflict with local indigenous groups. Shareholders, concerned with the negative impact that the company’s operations may have on the indigenous people’s land and community, have sought reports detailing the impact of the company’s actions and presence on these groups.

•	Vote for shareholder proposals to prepare reports on a company’s impact on indigenous communities.

10c. Environment and Energy
Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on an issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value.  Shareholders say the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of this country, citing the findings of the Intergovernmental Panel on Climate Change.  Shareholders argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost.

10c-1. Environmental/Sustainability Report:
Shareholders may request general environmental reports or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project.  Companies have begun to report on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards.  The GRI is was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by the Coalition for Environmentally Responsible Economies (CERES) in partnership with the United Nations Environment Programme (UNEP).

•	Vote for shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.
•	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).

10c-2. Global Warming/Greenhouse Gas Emissions:
Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat.  Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines.  With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal.  Shareholder proposals asking a company to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

•	Vote for shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming and climate change risk.
•	Vote for shareholder proposals calling for the reduction of greenhouse gas.
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Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

10c-3. Invest in Clean/Renewable Energy:
Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

•	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
•	Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

10c-4. Drilling in the Artic National Wildlife Refuge:
The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska’s North Slope.  Legislation has been introduced in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for the development and production of oil.  Oil companies have expressed an interest in bidding for these leases given the opportunity.  In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, the majority of Alaska’s North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

•	Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.
•	Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

10c-5. Adopt/Implement CERES Principles:
The CERES Principles (Coalition for Environmentally Responsible Economies) require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public. CERES was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles, and later to be renamed the CERES Principles. CERES has been widely criticized by corporations for being duplicative with existing programs, vague, and difficult to implement. However, CERES is still regarded by many shareholder activists as being an important component of a company’s approach to environmental issues.

•	Vote for shareholder proposals to study or implement the CERES principles.

10c-6. Phase Out Chlorine-Based Chemicals:
A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the negative environmental impact.

•	Vote for shareholder proposals to prepare a report on the phase-out of chorine bleaching in paper production.
•	Vote for shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

10c-7. Report/Reduce Toxic Emissions and Assess Community Impact:
Shareholder proposals asking companies to take steps to minimize their emissions of toxic chemicals or release of toxic waster into the environment can vary greatly. Some focus on reporting on the impact of these chemicals on the communities in which the company operates. Still others ask for a review of the company’s efforts to minimize pollution.

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Vote for shareholder proposals that seek to prepare a report on the company’s procedures for reducing or preventing pollution and/or the impact of the company’s pollution on the surrounding communities.

•	Vote for shareholder proposals calling on the company to establish a plan reduce toxic emissions.

10c-8. Adopt a Comprehensive Recycling Policy:
A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

•	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.
•	Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

10c-9. Nuclear Energy:
Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences and with the difficulties involved in nuclear waste storage.

•	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.
•	Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

10c-10. Water Use:
Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

•	Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

10c-11 Kyoto Protocol Compliance
With the Kyoto Protocol operational as of February 2005, ratifying countries have agreed to reduce their emissions of carbon dioxide and five other greenhouse gases. While some signatories have yet to release specific details of corporate regulations, the impact on multinationals operating in Kyoto-compliant countries is anticipated to be significant.

•	Vote for shareholder proposals asking companies to review and report on how companies will meet reduction targets of the Kyoto-compliant countries in which they operate.

10c-12 Report on the Sustainability of Concentrated Area Feeding Operations
The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs have led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

•	Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

10d. Weapons
Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

10d-1. Report on Handgun Safety Initiatives:
Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company’s contract instruction to distributors not to sell the company’s weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company’s involvement in promotion campaigns that could be construed as aimed at children.

•	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.
•	Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

10d-2. Prepare Report to Renounce Future Landmine Production:
Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines.  Shareholders have asked companies to renounce the future development of landmines or components or to prepare a report on the feasibility of such a renouncement.

•	Vote for shareholder proposals seeking a report or the renouncement of future landmine production.

10d-3. Prepare Report on Foreign Military Sales:
Every year, shareholders file proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments.  The proposals take various forms. One resolution simply calls on companies to report on their foreign military sales, providing information about any military products exported over the past three years, the company’s basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on “offsets” e.g. guarantee of new jobs in the purchasing country and technology transfers.  Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

•	Vote for shareholder proposals to report on foreign military sales or offset agreements.
•	Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

10d-4. Adopt Ethical Criteria for Weapons Contracts:
Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining its business, communities, and environment for future generations.

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Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

10e. Consumer Issues & Public Safety

10e-1. Phase-out or Label Products Containing Genetically Engineered Ingredients:
Shareholders ask companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until "long term safety testing” demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries are being asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim.  Shareholders are asking supermarket companies to do the same for their own private label brands.

•	Vote for shareholder proposals to label products that contain genetically engineered products.
•	Vote for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.
•	Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
•	Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

10e-2. Tobacco-related Proposals:
Shareholders file resolutions annually asking that companies with ties to the tobacco industry account for their marketing and distribution strategies, particularly as they impact smoking by young people.  While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry one of their most prominent targets. Examples of tobacco proposals include: attempting to link executive compensation with teen smoking rates; the placement of company tobacco products in retail outlets; the impact of second hand smoke; and a review of advertising campaigns and their impact on children and minority groups.

•	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.
•	Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.
•	Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.
•	Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.

•	Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.
•	Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.
•	Vote for proposals calling for tobacco companies to cease the production of tobacco products.
•	Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.
•	Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety)

10e-3. Adopt Policy/Report on Predatory Lending Practices:
Predatory lending involves charging excessive fees to sub prime borrowers without adequate disclosure.  More specifically, predatory lending includes misleading sub prime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

•	Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

10e-4. Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt:
Shareholders have asked banks and other financial services firms to develop and disclose lending policies for less developed countries.  Proponents are concerned that, without such policies, lending to developing countries may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LDC lending practices and responsible loan disclosure, we usually recommend voting for this type of proposal.  In cases where it can be determined that companies have been proactive and responsible in developing policies, we recommend a vote against the proposal’s adoption. We usually recommend against proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders. We may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage banks to change their policies.

•	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.
•	Vote against shareholder proposals asking banks to forgive loans outright.
•	Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.
•	Vote for proposals to restructure and extend the terms of non-performing loans.

10e-5. Adopt Policy/Report on Drug Pricing:
Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.  According to proponents, the high cost of prescription drugs is a vital issue for senior citizens across the country.  Seniors have the greatest need for prescription drugs, accounting for about one-third of all prescription drug sales, but they often live on fixed incomes and are underinsured. Today about 20 million elderly people have little or no drug coverage in the U.S. and it is precisely this group, proponents argue, that faces that highest prescription drug costs. Proponents argue that the uninsured and underinsured pay substantially more for drugs than manufacturers’ “favored” customers, such as HMOs and Federal agencies, and drug manufacturers are responsible for this discrepancy. Proponents also note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Proponents highlight this disparity, noting that pharmaceuticals sold to Canada are sold at a lower price than in the United States which has encouraged certain states and municipalities to re-import drugs from Canada, an action currently illegal under U.S. federal law. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage. Against the backdrop of the AIDS crisis in Africa, shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as TB and Malaria. Generally we support increased disclosure of economic and legal risks, as well as developing policies favorable to consumer welfare, however we recommend that shareholders do not encourage companies to enact plans that run counter to existing laws and regulations.

•	Vote for shareholder proposals to prepare a report on drug pricing.
•	Vote for shareholder proposals to adopt a formal policy on drug pricing.
•	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs in third-world nations.
•	Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.
•	Vote against proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

10e-6. Report on the Impact of Health Pandemics on Company Operations
Sub-Saharan Africa is the most affected region in the world with regard to the HIV/AIDS epidemic. In 2003, an estimated 26.6 million people in this region were living with HIV and approximately 2.3 million people died of AIDS. With limited access to antiretroviral treatment for HIV/AIDS, the increasing death toll is expected to have profound social, political and economic impact on that region and the companies or industries with operations in Sub-Saharan Africa. In the past, shareholder proposals asked companies to develop policies to provide affordable HIV/AIDS, Malaria, and Tuberculosis drugs in third-world countries.  However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas.  This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

•	Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, Malaria, and Tuberculosis, on their business strategies.

10e-7. Adult Entertainment:
 Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company’s image.

•	Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

10e-8. Abortion/Right to Life Issues:
Shareholder proposals pertaining to abortion and right to life issues are rare. However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs, to separate abortifacient drug operations from other operations, or to discontinue acute-care or physician management practices that involve support for abortion services.  As long as abortion is legal, our position is that issues related to abortion should be a personal decision, not a corporate one. Therefore we recommend abstaining on anti-abortion and right-to-life proposals.

•	Abstain on shareholder proposals that address right to life issues.

10e-9. Animal Rights:
Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, we generally recommend voting for proposals on this issue.  In cases where it can be determined that alternative testing methods are unreliable or are required by law, we recommend voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors farms and slaughter houses. We will generally vote in favor of such resolutions.

•	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.
•	Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards.
•	Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

10e-10. Disclosure on Plant Closings:
Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community’s largest employers. We usually recommend voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, we recommend against the proposal.

•	Vote for shareholder proposals seeking greater disclosure on plant closing criteria if such information has not been provided by the company.

10e-11. Report on the Feasibility of Removing “Harmful” Ingredients from Cosmetic Products:
Shareholders have targeted a large cosmetics company with proposals asking the company to report on the feasibility of removing parabens from their cosmetic products. Parabens are synthetic preservatives that can prevent microbial bacteria and fungal growth in products and have come under scrutiny following a few key studies that identify the alkyl hydroxy benzoate preservatives (methyl-, ethyl-, propyl-, and butylparaben) as estrogenic, or mimicking the hormone estrogen. Steroidal estrogen has been identified as a “known human carcinogen” by the U.S. Department of Health Public Health Service and has caused concern that other ingredients with estrogenic properties may also contribute to increased cancer risk. Proponents of these paraben-related proposals usually note that although parabens are not actually carcinogenic, they do exhibit estrogenic characteristics and, therefore, their safety in cosmetic products should be “reassessed.”

•	Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

10e-12 Land Procurement and Development
Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

•	Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and use that in corporate social and environmental factors.

10e-13 Violence and Adult Themes in Video Games
Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

•	Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

10f. Donations, Government Relations & Outsourcing

10f-1. Control over Charitable Contributions:
Shareholders have attempted to impose criteria on companies for the selection of recipients of corporate charitable contributions that would further specific objectives supported by the sponsors of the proposals.  We believe that management is in a much better position than shareholders to decide what criteria are appropriate for corporate charitable contributions.  Also, some of the proposals would require companies to poll their shareholders as part of the grant-making process.  Since many companies have hundreds of thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be burdensome and expensive.

•	Vote against shareholder proposals giving criteria or to require shareholder ratification of grants.
•	Vote against shareholder proposals requesting that companies prohibit charitable contributions.

10f-2. Non-Partisanship/ Political Contributions:
Proponents of resolutions calling for the abolishment of political contributions or making contributions to political campaigns are concerned with the increasing power of corporations in the country’s political process. These resolutions seek to limit the involvement of corporations in the political process.

•	Vote for proposals calling for a company to disclose its political contributions, unless the terms of the proposal are unduly restrictive
•	Vote for proposals calling for a company to maintain a policy of non-partisanship and to limit political contributions.
•	Vote against proposals calling for a company to refrain from making any political contributions.

10f-3. Disclosure on Prior Government Service:
Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government.  Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

•	Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

10f-4. Report on Risks of Outsourcing:
Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale.  Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company’s brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

•	Vote for shareholders proposals asking for companies to report on the risks associated with outsourcing or off-shoring.

PROFESSIONALLY MANAGED PORTFOLIOS
PART C
WINSLOW GREEN GROWTH FUND
WINSLOW GREEN SOLUTIONS FUND

OTHER INFORMATION

Item 15.    Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), Article VI of Registrant’s Amended and Restated Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 18, 2003), and Paragraph 6 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 33-12213 on February 12, 2002).  With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.  With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 16.    Exhibits.

1.
Amended and Restated Agreement and Declaration of Trust is herein incorporated by reference from Post-Effective Amendment No. 211 to Professionally Managed Portfolio’s (the “Trust”) Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on July 27, 2005.

2.	Amended and Restated By-Laws are herein incorporated by reference from Post-Effective Amendment No. 148 to the Trust’s Registration Statement on Form N-1A filed with the SEC on February 18, 2003.

3.	Not Applicable.

4.	Form of Agreement and Plan of Reorganization - filed herewith.

5.	Instruments Defining Rights of Security Holders are herein incorporated by reference from the Trust’s Declaration of Trust and Bylaws.

6.	Form of Investment Advisory Agreement – filed herewith.

7.	Form of Distribution Agreement - filed herewith.

8.	Not Applicable.

9.
Custodian Agreement dated June 22, 2006 between the Trust and U.S. Bank, National Association is herein incorporated by reference from the Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 13, 2006..

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(a)	Form of Addendum to Custodian Agreement on behalf of the Winslow Green Growth Fund and Winslow Green Solutions Fund – filed herewith.

10.	Not Applicable.

11.	Form of Opinion of Counsel regarding legality of issuance of shares and other matters – To be filed.

12.	Form of Opinion of Counsel on tax matters – To be filed.

13.	Other Material Contracts

(a)
Fund Administration Servicing Agreement dated June 22, 2006 between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from the Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 13, 2006.

(i) Form of Addendum to Fund Administration Servicing Agreement on behalf of the Winslow Green Growth Fund and Winslow Green Solutions Fund – filed herewith.

(b)
Fund Accounting Servicing Agreement dated June 22, 2006 between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from the Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 13, 2006.

(i) Form of Addendum to Fund Accounting Servicing Agreement on behalf of the Winslow Green Growth Fund and Winslow Green Solutions Fund – filed herewith.

(c)
Transfer Agent Agreement dated June 22, 2006 between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from the Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 13, 2006.

(i) Form of Addendum to Transfer Agent Agreement on behalf of the Winslow Green Growth Fund and Winslow Green Solutions Fund – filed herewith.

(d)	Form of Operating Expense Limitation Agreement - filed herewith.

14.	Consent of Independent Registered Public Accounting Firm - filed herewith.

(a)	Consent of Deloitte and Touche LLP.

(b)	Consent of Tait, Weller & Baker, LLP.

15.	Not Applicable.

16.	Power of Attorney - Not applicable.

17.	Proxy Ballot - filed herewith.

Item 17.    Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

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(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and the State of Wisconsin on the 30th day of January, 2008.

PROFESSIONALLY MANAGED PORTFOLIOS

By:  /s/  Robert M. Slotky
Robert M. Slotky
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on January 30, 2008 by the following persons in the capacities indicated.

Signature	Title

/s/ Steven J. Paggioli Steven J. Paggioli	Trustee

/s/ Dorothy A. Berry Dorothy A. Berry	Trustee

/s/ Wallace L. Cook Wallace L. Cook	Trustee

/s/ Carl A. Froebel Carl A. Froebel	Trustee

/s/ Robert M. Slotky Robert M. Slotky	President

/s/ Eric W. Falkeis Eric W. Falkeis	Treasurer and Principal Financial and Accounting Officer

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EXHIBIT INDEX

Exhibit	Exhibit No.
Form of Agreement and Plan of Reorganization	EX.4.
Form of Investment Advisory Agreement	EX.6.
Form of Distribution Agreement	EX.7.
Form of Addendum to Custody Agreement	EX.9.
Form of Addendum to Fund Administration Servicing Agreement	EX.13.a.i
Form of Addendum to Fund Accounting Servicing Agreement	EX.13.b.i
Form of Addendum to Transfer Agent Servicing Agreement	EX.13.c.i
Form of Operating Expense Limitation Agreement	Ex.13.d.
Consent of Deloitte and Touche LLP	EX.14.a.
Consent of Tait, Weller & Baker, LLP	EX.14.b.
Proxy Ballot	EX.17.

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